CASH COLLATERAL AND DISBURSEMENT AGREEMENT



                                    Among



            FIRST NATIONAL BANK OF COMMERCE, as Disbursement Agent
                 FIRST UNION BANK OF CONNECTICUT, as Trustee
                                     and
                       CASINO MAGIC OF LOUISIANA, CORP.

                                 dated as of
                               August 22, 1996



                              TABLE OF CONTENTS



                                       Page

                             1. DEFINITIONS     2

                           1.1 DEFINED TERMS     2
                 1.2 INDEX OF ADDITIONAL DEFINED TERMS     9

                      2. ESTABLISHMENT OF ACCOUNTS     9

                 2.1 APPOINTMENT OF DISBURSEMENT AGENT     9
                     2.2 ESTABLISHMENT OF ACCOUNTS     9
                         2.3 PLEDGE AGREEMENT     10
                  2.4 INVESTMENT OF FUNDS IN ACCOUNTS     10
                              2.5 AGENCY     11
                      2.6 WAIVER OF SETOFF RIGHTS     11

                     3. DISBURSEMENT FROM ACCOUNTS     11

                    3.1 CONDITIONS To DISBURSEMENT     11
                      3.2 METHOD OF DISBURSEMENT     11
                   3.3 DISBURSEMENT OF COMPENSATION     12
                 3.4 TRANSFER OF FUNDS TO THE TRUSTEE     12

                    4. DUTIES OF DISBURSEMENT AGENT     12

              4.1 DISBURSEMENT REQUESTS AND DISBURSEMENTS     12
              4.2 PERIODIC REVIEW OF BOSSIER CITY PROJECT     14
   4.3 LETTER OF AGREEMENT WITH INDEPENDENT CONSTRUCTION CONSULTANT     15

                          5. INTEREST RESERVE     15

                      5.1 INTEREST DISBURSEMENTS     15
                 5.2 INTEREST RESERVE ACCOUNT AMOUNTS     15

                         6. OPERATING RESERVE     15

      6.1 CONDITIONS PRECEDENT TO OPERATING RESERVE DISBURSEMENTS     15
                    6.2 FINAL DISBURSEMENT OF FUNDS     16

                         7. COMPLETION RESERVE     16

     7.1 CONDITIONS PRECEDENT TO COMPLETION RESERVE DISBURSEMENTS     16
                    7.2 FINAL DISBURSEMENT OF FUNDS     16

    8. CONDITIONS PRECEDENT TO DISBURSEMENT FROM CONSTRUCTION DISBURSEMENT
ACCOUNT...................................................................
                                                          17

                       8.1 INITIAL DISBURSEMENTS     17
                    8.2 CONDITIONS To DISBURSEMENTS     17
                       8.3 ADVANCE DISBURSEMENTS     18
               8.4 DISBURSEMENTS AFTER EVENT OF DEFAULT     18
       8.5 FINAL DISBURSEMENT OF FUNDS FOLLOWING OPERATING DATE     19

        9. AMENDMENTS TO CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT TO
CONTRACTS  .................................................................
                                                           19

9.1  CONSTRUCTION  DISBURSEMENT  BUDGET  AMENDMENT
PROCESS.............................                                        19
9.2 CONTRACT AMENDMENT PROCESS................................................
                                     .      20
9.3  PROJECT  COST  SCHEDULE  AND  COST
OVERRUNS........................................
 20

10.  ESCROW  ACCOUNT          21

10.1  DEPOSIT  OF  PROCEEDS  INTO  ESCROW  ACCOUNT          21
10.2  CONDITIONS  PRECEDENT  To  ESCROW  ACCOUNT  DISBURSEMENT          21
10.3  DISBURSEMENT  IN  THE  EVENT  RIVERBOAT  GAMING  is  DISCONTINUED     21

11.  EVENTS  OF  DEFAULT          21

12.  DISBURSED  FUNDS  ACCOUNTS          22

12.1  RIGHTS  OF  THE  COMPANY  To  DISBURSED  FUNDS  ACCOUNTS          22
12.2  RIGHT  TO  SUBSTITUTE  DISBURSED  FUNDS  ACCOUNT          22

13.  LIMITATION  OF  LIABILITY          22

13.1  DISBUSEMENT  AGENT'S  LIMITATION  OF  LIABILITY          22
13.2  DISBURSEMENT  AGENTS  LIMITATION  OF  LIABILITY          23

14.  INDEMNITY  AND  INSURANCE          23

14.1  INDEMNITY  OF  DISBURSEMENT  AGENT          23
14.2  INSURANCE          24

15.  TERMINATION          24

16.  SUBSTITUTION  OF  DISBURSEMENT  AGENT  OR  RESIGNATION          24

17.  ACCOUNT  STATEMENT          25

18.  NOTICE          25

19.  MISCELLANEOUS          25

19.1  WAIVER          25
19.2  INVALIDITY          25
19.3  No  AUTHORITY          26
19.4  ASSIGNMENT          26
19.5  BENEFIT          26
19.6  TIME          26
19.7  CHOICE  OF  LAW          26
19.8  ENTIRE  AGREEMENT:  AMENDMENTS          26
19.9  NOTICES          26
19.10  COUNTERPARTS          27
19.11  CAPTIONS          27
19.12  ARBITRATION          27






                                      ii

                  CASH COLLATERAL AND DISBURSEMENT AGREEMENT



     THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (the "AGREEMENT") is dated as of August 22, 1996, by and among FIRST NATIONAL BANK OF COMMERCE, a national banking association, as Disbursement Agent (the "DISBURSEMENT AGENT"), FIRST UNION BANK OF CONNECTICUT, a Connecticut banking corporation, as trustee under the Indenture (as defined below) (the "TRUSTEE") and CASINO MAGIC OF LOUISIANA, CORP., a Louisiana corporation ("COMPANY").



                                   RECITALS

     A.          NOTES.   The Company has issued One-Hundred Fifteen Million
Dollars ($115,000,000) in aggregate principal amount of its First Mortgage Notes due 2003 With Contingent Interest (the "SERIES A NOTES" and, together with any Series B Notes issued in exchange therefore, the "NOTES") concurrently herewith. The Company's obligations under the Notes will be unconditionally guaranteed by Jefferson Casino Corporation (the "GUARANTOR") pursuant to a guarantee (the "GUARANTEE"). The Notes will be issued pursuant to the provisions of an indenture (the "INDENTURE") dated as of August 22, 1996, among the Company, the Guarantor and the Trustee. Proceeds from the issuance of Notes in the amount of Twenty-Nine Million Six Hundred Seventy Eight Thousand Three Hundred Ninety Six Dollars and Fourteen Cents ($29,678,396.14) (the "CONSTRUCTION PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into account #1 101787, held at First National Bank of Commerce (said account, or any substitute account selected in accordance with the terms of this Agreement is sometimes referred to herein as the "CONSTRUCTION DISBURSEMENT ACCOUNT") to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds from the issuance of Notes in the amount of Seven Million Two-Hundred Eighty-Eight Thousand One Hundred Twenty Five Dollars ($7,288,125) (the "INTEREST RESERVE PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into account #1101787-1, held at First National Bank of Commerce (said account, or any substitute account selected in accordance with the terms of this Agreement is sometimes referred to herein as the "INTEREST RESERVE ACCOUNT") to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement. Proceeds from the issuance of Notes in the amount of Five Million Dollars ($5,000,000) (the "COMPLETION RESERVE PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into account #1 101787-2, held at First National Bank of Commerce (said account, or any substitute account selected in accordance with the terms of this Agreement is sometimes referred to herein as the "COMPLETION RESERVE ACCOUNT") to be maintained by the Disbursement Agent pursuant to SECTION 2 of this Agreement. Proceeds from the issuance of Notes in the amount of Three Million Two-Hundred Eleven Thousand Fifty Dollars and Eighteen Cents ($3,211,050.18) (the "OPERATING RESERVE PROCEEDS") (the Construction Proceeds, the Completion Reserve, the Interest Reserve Proceeds and the Operating Reserve Proceeds are collectively referred to herein as the "PROCEEDS") will be deposited contemporaneously with the execution of this Agreement into account #1101787-3, held at First National Bank of Commerce (said account, or any substitute account selected in accordance with the terms of this Agreement is sometimes referred to herein as the "OPERATING RESERVE ACCOUNT") to be maintained by the Disbursement Agent pursuant to SECTION 2 of this Agreement.



     B. COLLATERAL AND COLLATERAL ASSIGNMENT.As security for its obligations under the Notes and the Indenture, the Company has granted security interests to the Trustee, on behalf of the holders of Notes, in certain assets and has collaterally assigned certain contracts to the Trustee.
 As further security for its obligations under the Notes and the Indenture, the Company also has granted a security interest to the Trustee, on behalf of the holders of the Notes, in all of its right, title and interest in the Construction Disbursement Account, the Disbursed Funds Accounts (as defined herein), the Completion Reserve Account, the Interest Reserve Account, the Operating Reserve Account and any Proceeds or other amounts held in any such account.

     C. PURPOSE.The parties intend that portions of the Proceeds be used to construct the Bossier City Project (as defined herein). The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Construction Disbursement Account in order to permit the Company to construct the Bossier City Project, including the furnishing, fixturing and equipping thereof, the purchasing of gaming equipment necessary to operate the casino located in the Bossier City Project and the payment of Pre-Opening Expenses in accordance with this Agreement.



                                  AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             1.     Definitions

    1.1     Defined Terms.  In this Agreement, the terms defined in this
 SECTION 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

 "ACCOUNTS" means the Interest Reserve Account, the Operating Reserve Account,
  the Completion Reserve Account, the Construction Disbursement Account, the
               Disbursed Funds Account and the Escrow Account.

     "ADDITIONAL REVENUE" means revenue (including without limitation investment income accruing on the Construction Disbursement Account or the Disbursed Funds Account) generated by the Company, other than from disposition of their respective assets, but only to the extent that such revenue is held by the Company, free and clear of any claims of any other parties whatsoever, other than the Trustee and holders of the Notes; provided, however, that as of any date of measurement, Additional Revenue also shall include investment income which the Company reasonably determines will accrue on funds in the Construction Disbursement Account through the date that the Bossier City Project becomes Operating.

     "ADVANCE DISBURSEMENTS" means a disbursement from the Construction Disbursement Account to the Company as an advance against payments for Soft Costs, including and for the payment of deposits for the purchase of equipment for the Bossier City Project which the Company anticipates making in accordance with the Construction Disbursement Budget; provided that Advance Disbursements shall not be outstanding in an amount greater than $250,000 at anytime.

     "AVAILABLE FUNDS" means, at any given time, (a) the Proceeds deposited in the



                                      2

Construction Disbursement Account, less disbursements theretofore made from the Construction Disbursement Account, (b) Additional Revenue, and (c) Realized Savings theretofore achieved.

     "BELLOWS" means W.S. Bellows Construction Corporation and its successors identified by notice to the Disbursement Agent.

     "BELLOWS CONSTRUCTION CONTRACT" means the contract for the construction of the Bossier City Project executed by Bellows and the Company, dated June 12, 1996; provided that the Company shall use its best efforts to amend such contract to provide that the Bossier City Project shall be Operating by a date certain and constructed for a guaranteed maximum price.

     "BORROWERS CLOSING CERTIFICATION" means an Officer's Certificate in the form attached hereto as EXHIBIT B-1.

     "BOSSIER CITY PROJECT" means the pending project to develop, construct, equip and open the Casino Magic-Bossier City dockside riverboat casino, which will be located on (or in the case of the riverboat, adjacent to) the Property, and which will consist of, among other things, (i) a recently constructed riverboat which measures 254 feet long and 78 feet wide, and contains approximately fifty-eight thousand (58,000) square feet of interior space, including thirty-thousand (30,000) square feet of gaming space with approximately one-thousand (1,000) slot machines and 50 table games; provided that funds disbursed under this Agreement shall not be used to purchase or improve such riverboat, except such improvements as are set forth in the Initial Construction Disbursement Budget, (ii) a thirty-seven thousand (37,000) square foot entertainment pavilion, and related amenities (including a 350-seat buffet restaurant, a gift shop, a bar and lounge area and a stage area designed to showcase live entertainment, including dance productions, bands and individual performers with an open seating area that will accommodate up to 300 people) and (iii) covered parking for one-thousand five-hundred fifty thousand (1,550) cars, and any future developments or improvements in connection therewith.

     "BELLOWS HARD COSTS" means all Hard Costs related to the Bossier City Project other than costs relating to the supplying of goods, materials and labor pursuant to the terms of the Max Foote Construction Contract.

     "BOSSIER RIVERBOAT" means that certain riverboat gaming vessel "Mary's Prize" Official No. 1028011 purchased by the Company from Boyd Gaming Corporation pursuant to that certain Buy-Sell Agreement dated August 2, 1996.

     "CASH EQUIVALENTS" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition, and (vi) investment funds investing solely in securities of the types described in clauses (ii), (iii), (iv) or (v) above.

     "COMPLETION" means, with respect to the Bossier City Project, completion of all construction pursuant to the Plans in a manner which permits the Bossier City Project to be Operating.

"C.F.R."  means  Code  of  Federal  Regulations.
"CONSOLIDATED  CASH  FLOW"  has  the  meaning  set  forth  in  the  Indenture.

     "CONSTRUCTION DISBURSEMENT BUDGET" means the Initial Construction Disbursement
Budget, as the same may be amended from time to time pursuant to this Agreement.

     "CONSTRUCTION CONTRACT" means the Bellows Construction Contract and the Max Foote Construction Contract.

     "CONSTRUCTION EXPENSES" means expenses incurred in connection with the construction of the Bossier City Project in accordance with the Construction Disbursement Budget, excluding, however, (a) any such Construction Expenses paid prior to the Issue Date, (b) any Debt Financing Costs and (c) any Issuance Fees and Expenses.

     "CONSTRUCTION SCHEDULES" mean, collectively, schedules describing the sequencing of the components of work to be undertaken in connection with the Bossier City Project, which schedules (as the same may be amended) demonstrate that the Bossier City Project will be Operating on or before its Operating Deadline.

     "CONTRACT" means a contract pertaining to the construction of the Bossier City Project to which the Company is a party, including without limitation any contract, license and performance and payment bond or guarantee, if any.

"CONTRACTOR"  means  a  contractor  which  is  a  party  to  a  Contract.

     "CRESCENT CITY RIVERBOAT" means the riverboat gaming vessel "Crescent City Queen," Official Number 1028319, measuring approximately 430 feet by 100 feet with a total area of approximately 88,000 square feet spread across three decks, owned by the Company on the Issue Date.

     "DEBT FINANCING COSTS" means all principal, repayments, interest and other amounts payable or accrued from time to time under the Notes.

     "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default (as such term is defined in the Indenture).

     "GOVERNMENT SECURITIES" means direct obligations of, or obligations guaranteed by,

                                      4

the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union, or like organization, including an account evidenced by a writing (other than an account evidenced by a certificate of deposit as defined in Louisiana Revised Statutes 10:3-104).

     "DISBURSED FUNDS ACCOUNT" means the Disbursed Funds Account, account number 110649060 at First National Bank of Commerce, New Orleans, Louisiana, in the name of the Company or any substitute account selected in accordance with this Agreement, which account shall be funded from disbursements from the Construction Disbursement Account and/or the Operating Revenue Account.

     "DISBURSEMENT REQUEST" means any Initial Disbursement Request, Construction Disbursement Request, Operating Disbursement Request, Completion Reserve Disbursement Request, Interest Disbursement Request, Escrow Disbursement Request and any other request for disbursement from the Accounts made pursuant to this Agreement.

     "ESCROW ACCOUNT" means that certain account to be held at First National Bank of Commerce into which any proceeds from the sale of the Crescent City Riverboat, if any, will be deposited, if required pursuant to SECTION 10.

     "FEDERAL BOOK-ENTRY SECURITY" means any of the following: a Book-Entry Federal Home Loan Mortgage Corporation Security as such term is defined in I C.F.R. 462.1(c), a Book-Entry FmHA Security as such term is defined in 7 C.F.R. 1901.503(b)(4), a Book-Entry Farm Credit Security as such term is defined in 12 C.F.R. 615.5460(e), a Book-Entry Financial Assistance Security as referenced in 12 C.F.R. 615.5560(c), a Book-Entry Federal Housing Finance Security as such term is defined in 12 C.F.R. 912.1(d), a Book-Entry Financing Corporation Security as referenced in 12 C.F.R. 950.5(b), a Book-Entry Funding Corporation Security as such term is defined in 12 C.F.R. 151 1. 1, a Book-Entry TVA Power Security as such term is defined in 18 C.F.R.
  1314.2(f), a Book-Entry FNMA Security as such term is defined in 24 C.F.R. 81.41(d), a Book-Entry Treasury Security as such ten-n is defined in 31 C.F.R.
  306.115(d), a Book-Entry Sallie Mae Security as such term is defined in 31 C.F.R. 354.1(e) or a Book-entry Postal Service Security as such term is defined in 39 C.F.R. 761.2(d).

     "FEDERAL RESERVE BANK" means a "Reserve Bank" as such ten-n is defined in the C.F.R. Title 1, Section 462.1(a), Title 7, Section 1901.503(b)(1), Title 12, Sections 615.5460(a), 912.1(a), and 1511.1, title 18, section 1314.2(b),
Title  24,  Section  81.41(a),  Title 31, Sections 306.115(a) and 354.1(a) and
Title  39,  Section  761.1(a),  located  within  Louisiana.

     "FINAL PLANS" with respect to any particular work or improvement means Plans which (i) have received final approval from all governmental authorities required to approve such Plans prior to completion of the work or improvements; and (ii) contain sufficient specificity to permit the completion of the work or improvement.

"GENERAL  CONTRACTOR"  means  Bellows  and/or  Max  Foote.

     "HARD COSTS" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Bossier City Project.

     "INDEPENDENT CONSTRUCTION CONSULTANT" means 2nd Opinion, Inc., a Louisiana corporation, (provided that 2nd Opinion, Inc. has agreed to perform the duties of the Independent Construction Consultant hereunder for the benefit of the Company, the Trustee and the holders of the Notes pursuant to that certain side letter dated as of the date hereof in favor of the Company and the Trustee) and its successors or any substitute Independent Construction Consultant appointed by the Company in accordance with the terms of this Agreement.

     "INITIAL CONSTRUCTION DISBURSEMENT BUDGET" means, collectively, the itemized schedule setting forth on a line item basis all of the costs which the Company anticipates to expend in connection with the development, construction, equipping and opening of the Bossier City Project attached as
EXHIBIT 1to the Borrowers' Closing Certification which costs in the aggregate, to the extent they are anticipated to be funded from the Accounts, shall not exceed the Construction Proceeds.

     "INITIAL DISBURSEMENTS CERTIFICATE" means an Officers' Certificate from the Company in the form attached hereto as EXHIBIT A.

"ISSUE  DATE"  means  the  date  of  the closing of the offering of the Notes.

     "ISSUANCE FEES AND EXPENSES" means fees and expenses (a) incurred by the Company in connection with the offering of the Notes and (b) incurred on or before the Issue Date.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "LOUISIANA REFERENDUM" means the local option elections scheduled to be held on November 5, 1996 on a parish-by-parish basis in the State of Louisiana to determine whether to continue to permit existing forms of gaming authorized by law to be conducted in each such parish.

     "MARQUIS FUND" means the Treasury Securities Money Market Fund maintained by
Marquis  Funds,  a  Massachusetts  business  trust.

     "MAX FOOTE" means Max Foote Construction Company and its successors identified by notice to the Disbursement Agent.

     "MAX  FOOTE  CONSTRUCTION  CONTRACT"  means  the  Contract  for  Fill and
Compaction
Work executed by Max Foote and the Company dated June 12, 1996; provided that the



                                      6

 Company shall use its best efforts to amend such contract to provide that the Bossier City Project shall be Operating by a date certain and constructed for a guaranteed maximum price

  "MAX FOOTE HARD COSTS" means all Hard Costs in connection with the Bossier City Project relating to the supplying of goods, materials and labor pursuant to the Max Foote Construction Contract.

 "MORTGAGE" means the Mortgage and Assignment of Leases and Rents executed by the Company to encumber its interests in the Property in favor of the Trustee, on behalf of the holders of Notes.

     "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the
Controller,  the  Secretary  or  any  Vice  President  of  such  Person.

     "OPERATING" means, with respect to the Bossier City Project, the time that (i) all Gaming Licenses (as such term is defined in the Indenture) have been granted and have not been revoked or suspended, (ii) all Liens (other than the Liens created by the Collateral Documents (as such ten-n is defined in the Indenture) or Permitted Liens (as such term is defined in the Indenture) related to the construction of the Bossier City Project have been paid or, if payment is not yet due or if such payment is contested in good faith by the Company, sufficient fiends remain in the Construction Disbursement Account to discharge such Liens or such Liens have been bonded with bonds in form and substance sufficient to satisfy such Liens, (iii)
Bellows, Max Foote, the Project Architect and the Independent Construction Consultant of the Bossier City Project shall have delivered a certificate to the Trustee certifying that the Bossier City Project is complete in accordance with the plans therefor and all applicable building laws, ordinances and regulations, (iv) the Bossier City Project is in a condition (including installation of furnishings, fixtures and equipment) to receive guests in the ordinary course of business, (v) gaming and other operations in accordance with applicable law are open to the general public and are being conducted at the Bossier City Project, (vi) a permanent or temporary certificate of occupancy has been issued for the Bossier City Project by the parish in Louisiana in which the Bossier City Project will operate, (vii) a notice of completion of the Bossier City Project has been duly recorded, and (viii) the Bossier Riverboat has been documented by the U.S. Coast Guard in the name of the Company and the U.S. Coast Guard has issued a final Certificate of Inspection for the Bossier Riverboat.

"OPERATING  DEADLINE"  means  April  30,  1997.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

"OFFICERS' CERTIFICATE" means a certificate signed by two officers of the company on whose behalf or for whose benefit the certificate is being executed or delivered, in either case including one of the following officers of such company: the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice President Finance, Treasurer or Assistant Treasurer.

     "PLANS" means the plans, specifications, working drawings, change orders, correspondence and related items, which may be amended by the Company, as the case may be, as necessary or appropriate, that collectively: (a) provide for and detail the manner of construction of improvements for the Bossier City Project; (b) call for construction which will permit the Bossier City Project to be Operating on or prior to its Operating Deadlines; (c) call for construction which will cause the Bossier City Project to be Operating for a total cost consistent with its Construction Disbursement Budget and the line items set forth therein; and (d) to the extent such Plans are amended such Plans continue to represent a logical evolution consistent with previous Plans and are consistent with the description of the Bossier City Project contained herein, and are consistent with all governmental approvals and requirements, including without limitation, the Bossier City Building Department.

     "PLEDGE AGREEMENT" means that certain Accounts Pledge Agreement between the Company and the Trustee relating to the Trustee's security interest in the Accounts and the proceeds thereof.

     "PROJECT ARCHITECT" means Kuhlmann design Group, Inc. and its successors identified by notice to the Disbursement Agent.

     "PROJECT  COST  SCHEDULE"  means  an  itemized  schedule  in  the form of
SCHEDULE  1  to  the  Disbursement  Request.

     "PROPERTY" means an approximately 23-acre site along the Red River in Bossier City, Louisiana on which the Company will construct the Bossier City Project.

     "REALIZED SAVINGS" means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks; provided, however, that: (a) Realized Savings for any line item shall be deemed to be zero if such savings are obtained in a manner that materially detracts from the overall quality and amenities of the Bossier City Project and (b) Realized Savings for each line item shall in all cases be deemed to be zero until (i) the Company has completed all work and improvements covered by the line item, or (ii) the Company has satisfied or provided in all material respects for the obligations arising out of the completion of that line item.

     "REMAINING COSTS" means, at any given time, the amount necessary to pay, through the time the Bossier City Project is Operating, all theretofore unpaid costs (including Retainage Amounts) to be incurred or payable in connection with the Bossier City Project through the date on which the Bossier City Project is Operating.

     "RETAINAGE AMOUNTS" means at any given time amounts which have accrued and are owing under the terms of a Contract for work or services already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved under the Contract.

     "SOFT COSTS" means all costs set forth in the Construction Disbursement Budget other than Hard Costs, including, without limitation, pre-opening costs.

"TITLE  INSURER"  means  Louisiana  Title  Company.

     "TITLE POLICY" means the lender's policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Property, as the case may be, together with all endorsements thereto in the form attached as EXHIBIT M.

     1.2 Index of Additional Defined Terms. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:


Defined  Term            Section



AGREEMENT                                                  Introduction
COMPANY                                                  Introduction
COMPLETION  RESERVE  ACCOUNT                              A  of  Recitals
COMPLETION  RESERVE  DISBURSEMENT  REQUEST          4.1
COMPLETION  RESERVE  PROCEEDS                              A  of  Recitals
CONSTRUCTION  DISBURSEMENT  ACCOUNT                    A  of  Recitals
CONSTRUCTION  DISBURSEMENT  REQUEST                    4.1
CONSTRUCTION  PROCEEDS                                        A  of  Recitals
DISBURSEMENT  AGENT                                        Introduction
ESCROW  DISBURSEMENT  REQUEST                              4.1
EVENT  OF  DEFAULT                                                  10
FINAL  DISBURSEMENT                                        8.1
GUARANTOR                                                        A of Recitals
INDENTURE                                                        A of Recitals
INITIAL  DISBURSEMENTS                                        8.1
INITIAL  DISBURSEMENTS  CERTIFICATE                    4.1
INTEREST  DISBURSEMENT  REQUEST                              4.1
INTEREST  RESERVE  ACCOUNT                              A  of  Recitals
INTEREST  RESERVE  PROCEEDS                              A  of  Recitals
OPERATING  RESERVE  PROCEEDS                              A  of  Recitals
PLEDGED  SECURITIES                                        2.2
PROCEEDS                                                         A of Recitals
TRUSTEE                                                           Introduction


2.          Establishment  of  Accounts.

     2.1 Appointment of Disbursement Agent. Trustee and the Company hereby appoint Disbursement Agent, and Disbursement Agent hereby accepts appointment, as disbursement agent under the terms and conditions of this Agreement.

     2.2 Establishment of Accounts. Concurrently with the execution and delivery hereof, Disbursement Agent shall establish the Accounts at Disbursement Agent and credit thereto, in



                                      9

accordance with the provisions of RECITALA hereof, the Proceeds. All funds in the Accounts shall be held in trust and not commingled with any ordinary deposit or commercial bank account. The Disbursement Agent hereby waives any and all liens, claims, encumbrances and rights of set off which it may have in the Accounts including all rights of offset, deductions and liens, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by Disbursement Agent pursuant to this Agreement shall be held in the appropriate Account for the benefit of the Company subject to the terms and conditions of this Agreement and the Pledge Agreement (including without limitation the rights of the Trustee hereunder and thereunder). Disbursement Agent may, upon the request of Company, establish sub-accounts for accounting purposes within the Accounts, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge of the Trustee in the accounts hereunder.

     2.3          Pledge  Agreement.   Pursuant to the Pledge Agreement, the
Company has granted to the Trustee, for the benefit of the Noteholders, a first priority security interest in the Accounts and all funds and assets from time to time deposited therein, and all products and proceeds thereof. The Disbursement Agent shall note in its records that all funds and other assets in the Accounts have been pledged to the Trustee and that the Disbursement Agent is holding such items as agent for the Trustee, as secured party. The Disbursement Agent shall maintain dominion and control of the Accounts and the funds and assets therein solely for the benefit of the Trustee, as secured party, and for no other parties or Persons (it being understood that the foregoing shall not be construed as limiting the rights of the Company to obtain disbursements in accordance with the terms hereof). Accordingly, it is the intention of the parties that all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in II U.S.C. 54 1) of the Disbursement Agent. All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account until disbursed in accordance with the terms hereof or until transferred to such other Account as Trustee and the Company may direct Disbursement Agent to establish.

     2.4 Investment of Funds in Accounts. All funds from time to time credited to the Accounts shall be invested as follows:

     2.4.1 Construction Disbursement Account, Completion Reserve Account, Operating Reserve Account and Escrow Account. All funds contained in the Construction Disbursement Account, the Completion Reserve Account, the Operating Reserve Account and the Escrow Account shall be invested in only the following (in such amounts as may be directed by the Company from time to time by written instructions delivered to the Disbursement Agent) pending disbursement from such Accounts pursuant to this Agreement:

     (a) Federal Book-Entry Securities (i) which have been transferred to the Disbursement Agent and identified as within a book-entry account maintained by the Disbursement Agent with a Federal Reserve Bank, and (ii) with respect to which, other than the interests of the Company as owner and the Trustee as secured party, the Disbursement Agent is not aware of and does not have any notice of any other interest or adverse claim.

     (b) Deposit Accounts maintained in the name of the Company with the Disbursement Agent, provided that from and after the third business day following the initial issuance of the Notes, the maximum amount of funds maintained in such deposit accounts at any given time shall not exceed Two-Hundred Thousand Dollars ($200,000).




                                      10


     (c) The Marquis Fund, but only to the extent that, with respect to such investment, (i) the Company has executed a letter substantially in the form of EXHIBIT L attached hereto addressed in the manner set forth therein, the Disbursement Agent has delivered such letter to the addressee thereof and each party listed as receiving a copy thereof, and the Disbursement Agent has received from the addressee thereof a copy of said letter counter-signed by said addressee, and (ii) other than the interests of the Company as owner and the Trustee as secured party, the Disbursement Agent is not aware of and does not have any notice of any other interest or adverse claim.

     (d) Any other Cash Equivalents, but only to the extent that the Disbursement Agent shall have concluded that appropriate steps shall have been taken with respect to such investment so as to assure the continuing perfection of the Trustee's first priority security interest in such investment. For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Company or the Disbursement Agent (the expense of which shall be paid by the Company) specifying (A) that the counsel is familiar with the laws applicable to the perfection of security interests in said investments and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in such investments.

     If no such instructions are received by the Disbursement Agent after request, such funds shall be invested in securities selected by the Disbursement Agent of the type described in CLAUSE (A)above having maturities of not more than six months from the date of acquisition.

     2.4.2 Interest Reserve Account. All funds in the Interest Reserve Account shall be invested only in securities selected by the Company of the type described in SECTION 2.4.1(A)above having maturities of not more than six months from the date of acquisition. If the Company at any time fails to provide appropriate instructions to the Disbursement Agent as to the particular securities to be acquired, then the particular securities to be acquired shall be selected by the Disbursement Agent.

     2.5          Agency.    The  Disbursement Agent shall act solely as the
Trustee's agent in connection with its duties under this SECTION 2,notwithstanding any other provision contained in this Agreement, without any authority to obligate the Trustee or to compromise or pledge its security interest hereunder. The Company acknowledges and agrees that in no event shall the Trustee or the holders of the Notes, be liable for, nor shall the obligations of the Company under the Indenture and the Notes be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or any funds or other assets credited thereto or deposited herein.

     2.6 Waiver of Setoff Rights. The Disbursement Agent hereby acknowledges the Trustee's security interest as set forth above and waives any security interest or other lien in the Accounts or any funds or other assets credited thereto or deposited herein and further waives any right to set off said funds, assets or investments now or in the future against any indebtedness of the Company to the Disbursement Agent. The waivers set forth in this SECTION 2.6 are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee. Nothing in this SECTION 2.6 shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Company.



                                      11

                    3.     Disbursements from Accounts.

 3.1 Conditions to Disbursement. The Disbursement Agent shall disburse funds from the Accounts only upon satisfaction of the applicable conditions to disbursement set forth in this Section and SECTIONS 4 through 8and
                                SECTION 10.

    3.2 Method of Disbursement. Upon satisfaction of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Account as specified in the Disbursement Request. Such disbursement shall be effected within one (1) business day of satisfaction of the applicable conditions to disbursement of such funds.

                   3.3     Disbursement of Compensation.

 3.3.1 Disbursement Agent's Compensation. The Disbursement Agent shall be paid an initial acceptance fee of Five-Thousand Dollars ($5,000). For each calendar month during the term of this Agreement, the Disbursement Agent shall disburse from the Construction Disbursement Account One-Thousand Five-Hundred
  Dollars ($1,500) to Disbursement Agent, as compensation for services to be performed under this Agreement and such additional amounts as required to compensate Disbursement Agent for any reasonable additional fees and expenses including, without limitation, the fees and expenses of Disbursement Agent's counsel, unless Disbursement Agent has received written notice from the Company or the Trustee that the Disbursement Agent is in default under this Agreement. The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company with respect to the payment. The initial payment pursuant to this
SECTION 3.3.1 shall be made as promptly as practicable following the deposit of the Construction Proceeds into the Construction Disbursement Account but shall be prorated if for a partial month. Disbursements for each subsequent calendar month shall be made on the first day of each such subsequent calendar month.  The final payment pursuant to this SECTION 3.3.1 shall also be prorated if for a partial month.

   3.3.2 Independent Construction Consultant's Compensation. For each calendar month during the term of this Agreement, the Disbursement Agent shall disburse from the Construction Disbursement Account Twelve-Thousand Dollars ($12,000), plus reasonable expenses, to Independent Construction Consultant, as compensation for services to be performed under this Agreement, unless Independent Construction Consultant has received written notice from the
      Company or the Trustee that it is in default under this Agreement. Independent Construction Consultant may from time to time provide written notice to the Disbursement Agent as to the place to which such disbursement should be made. The Independent Construction Consultant shall receive such payments without the requirement of obtaining any further consent or action on the part of the Company or the Disbursement Agent with respect to the payment.
     The initial payment pursuant to this SECTION 3.3.2 shall be made as promptly as practicable following the deposit of the Construction Proceeds into the Construction Disbursement Account but shall be prorated if for a partial month. Disbursements for each subsequent calendar month shall be made on the first day of each such subsequent calendar month.  The final payment pursuant to this SECTION 3.3.2 shall also be prorated if for a partial month.

                3.4     Transfer of Funds to the Trustee.  Upon the receipt
                              of written notice




                                      12

executed by the Trustee, which certifies that an Event of Default has occurred and is continuing and that the Trustee is entitled to the funds in the Accounts, the Disbursement Agent shall deliver to the Trustee all funds in the Accounts, other than amounts then permitted to be disbursed under clauses (i),
  (ii) and (iii) of SECTION 8.3 hereof. The Disbursement Agent may rely on the veracity of such certificate unless it has actual knowledge to the contrary.

       4. Agreements of the Company, the Independent Construction Consultant
                                   and the
  Disbursement Agent. The Company, the Independent Construction Consultant and the Disbursement Agent severally agree, for the benefit of Trustee and the holders of the Notes, as follows:

              4.1     Disbursement Requests and Disbursements.

     (a) The Company shall concurrently with the execution and delivery of this Agreement submit to the Disbursement Agent, with a copy to the Independent Construction Contractor, a request for the disbursement of funds from the Construction Disbursement Account to pay certain Issuance Fees and Expenses in the form of EXHIBIT A(the "INITIAL DISBURSEMENTS CERTIFICATE"), together with the Borrowers Closing Certification executed by the Company in the form of EXHIBIT B,and all exhibits attached thereto.

     (b) The Company or, as set forth in ARTICLE 5,the Trustee, shall have the right to submit to Disbursement Agent, with a copy to Trustee, a request for the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes, in the form of EXHIBIT C attached hereto (the "INTEREST DISBURSEMENT REQUEST").

     (c) The Company shall have the right from and after the commencement of gaming operations at the Bossier City Project to submit to the Disbursement Agent from time to time (but no more often than semi-monthly, unless otherwise permitted by the Disbursement Agent), with a copy to Trustee, a request for the disbursement of funds from the Operating Reserve Account to pay certain operating expenses related to the operation of the Bossier City Project, each in the form of EXHIBIT Dattached hereto (an "OPERATING DISBURSEMENT REQUEST"), together with the exhibits attached thereto.

     (d) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly, unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, with a copy to Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Completion Reserve Account to the Construction Disbursement Account, each in the form of EXHIBIT E attached hereto (a "COMPLETION RESERVE DISBURSEMENT REQUEST"), together with the exhibits attached thereto.

     (e) The Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly (other than disbursements related to the Initial Disbursement Certificate), unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, with a copy to Trustee and the Independent Construction Consultant, a request for the disbursement of funds from the Construction Disbursement Account to the Disbursed Funds Account in the form of EXHIBIT F attached hereto (a "CONSTRUCTION DISBURSEMENT REQUEST"), together with the exhibits attached thereto.



                                      13

     (f) Provided that the Company has provided the Disbursement Agent with a letter from its counsel specifying that the voters in both Bossier Parish and Caddo Parish have approved the continuation of riverboat gaming pursuant to the Louisiana Referendum, the Company shall have the right from time to time during the course of this Agreement (but no more often than semi-monthly, unless otherwise permitted by the Disbursement Agent) to submit to the Disbursement Agent with a copy to the Trustee a request for the disbursement of funds from the Escrow Account, each in the form of EXHIBIT G attached hereto (the "ESCROW DISBURSEMENT REQUEST") together with the exhibits attached thereto.

               (g) The Disbursement Agent shall review each Disbursement Request submitted pursuant to SECTIONS 4.1(A) through 4.1(F) above to determine that they conform in form to the requirements of Exhibits A through F and Exhibit 1, respectively and that, to the best of Disbursement Agent's actual knowledge, all other the conditions applicable to such Disbursement Request have been satisfied. The Disbursement Agent shall notify the Company as soon as reasonably possible (and in any event within three (3) business days after the Disbursement Agent receives the required documents) if any Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

     (h) Provided that a Disbursement Request submitted pursuant to SECTIONS 4.1(A) through 4.1(F)above is not disapproved by the Disbursement Agent, within three (3) business days following submission of such Disbursement Request, the Disbursement Agent shall disburse the funds requested in such Disbursement Request, or such portion thereof as is approved by Disbursement Agent.

4.2          Periodic  Review  of  Bossier  City  Project.

     (a) The Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times with representatives of the Company, the Independent Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times upon prior notice to review, to the extent it deems necessary or appropriate, all information (including Contracts) supporting the Disbursement Requests and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including without limitation bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Bossier City Project. The rights of the Disbursement Agent under this SECTION 4.2 shall not be construed as an obligation, it being understood that the Disbursement Agent's duty is limited to act upon certificates and draw requests submitted by the Company and the Trustee hereunder.

     (b) The Independent Construction Consultant shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress. Commencing upon execution and delivery hereof, the Independent Construction



                                      14

Consultant shall have the right to meet periodically at reasonable times, however no less frequently than monthly, with representatives of the Company, the Project Architect, the General Contractors and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings; provided that the Independent Construction Consultant shall attempt to meet with the Company, the Project Architect and the General Contractors during its regularly scheduled meetings, if reasonably possible. The Independent Construction Consultant may perform such inspections of the Property then owned by the Company and the Bossier City Project as it deems reasonably appropriate in the performance of its duties hereunder, however no less frequently than semi-monthly. In addition, the Independent Construction Consultant shall have the right at reasonable times upon prior notice to review, to the extent it deems necessary or appropriate, all information (including Contracts) supporting the amendments to the Construction Disbursement Budget, amendments to any Contracts, the Disbursement Requests and any certificates in support of any of the foregoing, to inspect materials stored on the Property then owned by the Company, to review the insurance required pursuant to the terms of the Indenture, to confirm receipt of endorsements from Title Insurer insuring the continuing priority of the lien of the Deed of Trust as security for each advance of funds from the Construction Disbursement Account hereunder, and to examine the Plans and all shop drawings relating to the Bossier City Project. The Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent
Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company, including without limitation bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Bossier City Project. From time to time, at the request of the Independent Construction Consultant, the Company shall make available to the Independent Construction Consultant a Project Cost Schedule and/or a Construction Schedule for the Bossier City Project. The Company agrees to cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder.

     4.3 Letter of Agreement with Independent Construction Consultant. The Trustee and the Company shall enter into that certain side letter with 2nd Opinion, Inc. set forth as EXHIBIT 3 to EXHIBIT B-1.

     5.          Interest  Reserve.

     5.1 Interest Disbursements. Ten (10) days prior to February 15, 1997 (the "PAYMENT DATE"), the Company shall deliver to the Disbursement Agent an Interest Disbursement Request describing the amount required to be paid, the paying agent appointed pursuant to the Indenture (the "PAYING AGENT") to which the Disbursement Agent should transfer funds in order to effect the payment, and the Payment Date upon which such payment is due and payable. On the Payment Date, the Disbursement Agent shall liquidate all of the Government Securities (to the extent required) held in the Interest Reserve Account, and disburse to the Paying Agent the amounts described in the Interest Disbursement Request as due and payable on that date; provided, however, that the Trustee may direct the Disbursement Agent to liquidate the Government Securities (to the extent required), and disburse to the Paying Agent the amounts necessary to pay the amounts required to be paid on the Notes in the event that the Company fails to deliver the Interest Disbursement Request. The Company acknowledges that the failure of the notice referenced in this Section to be delivered to Disbursement Agent shall not



                                      15

in any way exonerate or diminish the Company's obligation to make all payments under the Notes as and when due.

     5.2 Interest Reserve Account Amounts. Upon receipt of an Officer's Certificate from the Chief Financial Officer of the Company certifying that the funds and Government Securities held in the Interest Reserve Account exceeds the amount required to provide for payment in full of the interest payments due on the Notes through February 15, 1997, the Disbursement Agent shall transfer such excess amount to the Construction Disbursement Account. Upon payment in full of all interest payments due on the Notes through February 15, 1997, the Disbursement Agent shall transfer such excess amounts to the Construction Disbursement Account.

6.          Operating  Reserve.

     6.1 Conditions Precedent to Operating Reserve Disbursements. The Disbursement Agent shall not make any disbursements from the Operating Reserve Account unless the following conditions have been satisfied:

     (a) Disbursement Agent has no actual knowledge that an Event of Default exists and is continuing (it being understood that the Disbursement Agent may rely upon the certificates delivered pursuant to this Agreement, without further inquiry).

     (b) The Operating Disbursement Request on its face has been completed in the form set forth in EXHIBIT Dand the Disbursement Agent has no actual knowledge that the certifications contained therein contain any material errors, inaccuracies, misstatements or omissions of fact.

          (c) No more than One Million Dollars ($1,000,000) of funds have been disbursed from the Operating Reserve Account, unless the Disbursement Agent has received an Officer's Certificate from the Company certifying that the funds disbursed pursuant to the previous Operating Disbursement Request(s) were utilized in substantially the manner as specified in such previous Operating Disbursement Request(s).

     6.2 Final Disbursement of Funds. If (a) the Bossier City Project is Operating, as stated in the certificate of the Company provided below, and
(b) any funds remain in the Operating Reserve Account, then the Company shall have the right to request that the Disbursement Agent disburse all remaining funds in the Operating Reserve Account. Upon receipt by the Disbursement
Agent of a written certification from the Company certifying that (a) the Bossier City Project commenced Operating and continues to be Operating as of the date of the certification and (b) no Event of Default has occurred and is continuing and no facts or circumstances exist which would constitute an Event of Default with the passage of time, the Disbursement Agent shall, upon the direction of the Company, disburse all remaining funds in the Operating Reserve Account, if any, as directed by the Company; provided, that the Company agrees that all funds disbursed to the Company pursuant to this
SECTION 6.2shall be used as required pursuant to SECTION 4.10of the Indenture.



                                      16

                         7.     Completion Reserve.

   7.1     Conditions Precedent to Completion Reserve Disbursements.  The
                                 Disbursement
     Agent shall disburse funds from the Completion Reserve Account to the Construction Disbursement Account in an amount equal to that specified on the applicable Completion Reserve Disbursement Request upon satisfaction of the following conditions:

     (a) The Completion Reserve Disbursement Request on its face has been completed as to the information required therein and the required attachments, if any, are attached and the Disbursement Agent shall have no actual knowledge of any material errors, inaccuracies, misstatements or omissions of fact in such Completion Reserve Disbursement Request or any exhibit or attachment thereto.

     (b) The Disbursement Agent shall have no actual knowledge that an Event of Default exists and is continuing (it being understood that the Disbursement Agent may rely upon the certificates delivered pursuant to this Agreement, without further inquiry).

     (c)          A  cost  overrun  has occurred and no previously unallocated
Available  Funds  exist  to  cover  such  cost  overrun.

     7.2 Final Disbursement of Funds. If (a) the Bossier City Project is Operating, as stated in the certificate of the Company referred to below, and (b) any funds remain in the Completion Reserve Account, then the Company shall have the right to request that the Disbursement Agent disburse all remaining funds in the Operating Reserve Account. Upon receipt by the Disbursement Agent of (a) a written certification from the Company certifying that (i) the Bossier City Project commenced Operating and continues to be Operating as of the date of the certification and (ii) no Event of Default has occurred and is continuing and no facts or circumstances exist which would constitute an Event of Default with the passage of time and (b) a written certification from the Independent Construction Consultant concurring with the certifications set forth in subsection (a)(i) hereof, the Disbursement Agent shall, upon the written direction of the Company, disburse all remaining funds in the Operating Reserve Account, if any, to the Construction Disbursement Account.

8.        Conditions Precedent to Disbursement From Construction Disbursement
Account.

     8.1 Initial Disbursements. Upon satisfaction of the conditions described below in this SECTION 8.1, the Disbursement Agent shall make the disbursements described in the Initial Disbursements Certificate (the "INITIAL
DISBURSEMENTS").   The conditions to the Initial Disbursement shall consist of the  following:

               (a)        Disbursement Agent shall have received the Proceeds;

     (b) Disbursement Agent shall have received the Initial Disbursements Certificate, and Disbursement Agent shall have received confirmation from the Trustee that it has received the Initial Disbursements Certificate; and

(c) Disbursement Agent shall have received the Closing Certifications from the Company, in the form of EXHIBIT B-1 attached hereto, and the Trustee, in the form of EXHIBIT B-2



                                      17

                               attached hereto.

     8.2 Conditions to Disbursements. Upon satisfaction of the conditions described below in this SECTION 8.2, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request (provided that the conditions set forth in SECTION 8.1 above shall have previously been satisfied):

     (a) The Company shall have submitted to the Disbursement Agent and the Independent Construction Consultant, with a copy to the Trustee, a Construction Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with a completed SCHEDULE 1 in the form contemplated thereby and the certifications of the Independent Construction Consultant in the form of EXHIBIT 1 attached to the Construction Disbursement Request and in the event that the requested Disbursement includes the certifications of Bellows, as relates to Bellows
Hard Costs, and Max Foote, as relates to Max Foote Hard Costs, each in the form of EXHIBIT 2 attached to the Construction Disbursement Request and in the event that the requested Disbursement includes Max Foote Hard Costs, Max Foote, in the form of EXHIBIT 2,and in the event that the requested
Disbursement  includes  Hard  Costs,  the  Project  Architect,  in the form of
EXHIBIT  3  attached  to  the  Construction  Disbursement  Request.

     (b) The Construction Disbursement Request on its face has been completed as to the information required therein, and the required attachments, if any, are attached, and the Disbursement Agent shall have no actual knowledge of any material error, inaccuracy, misstatement or omission of fact in a Construction Disbursement Request or an exhibit or attachment thereto or information provided by the Company upon the request of the Disbursement Agent.

     (c) The Disbursement Agent has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate attached thereto or any notice from the Trustee or the Company) that an Event of Default exists and is continuing.

     (d) In connection with all Disbursements for Hard Costs, the Disbursement Agent shall have received an endorsement or a commitment from Title Insurer evidencing the Title Insurer's unconditional commitment to issue an endorsement to the Title Policy in the form attached as EXHIBIT K.

     (e) The Company certifies that the respective amounts deposited into the Disbursed Funds Account pursuant to any previous Construction Disbursement Requests shall have been paid to the respective parties identified on
SCHEDULE 1 of each such previous Disbursement Requests, save and except for such limited payments as Independent Construction Consultant determines to have been withheld for good cause.

     (f) No more than Five Hundred Thousand Dollars ($500,000) of Disbursements for Soft Costs shall have been made, unless the Disbursement Agent has received an Officer's Certificate from the company certifying that the funds disbursed pursuant to the previous Construction Disbursement Request(s) were utilized in substantially the manner as specified in such previous Construction Disbursement Request.

          8.3 Advance Disbursements. The Company shall have the right from time to time



                                      18

(but no more frequently than twice per month, unless otherwise permitted by the Disbursement Agent) to deliver to the Disbursement Agent an Advance Disbursement Request in the form of Exhibit F-2, which Disbursement Request shall not be required to include the supporting documentation required for all other Disbursements; provided, however that (i) within 15 days after any Advance Disbursement is made, the Company shall, with respect to such Advance Disbursement, provide the same supporting documentation as is required under this Agreement with respect to other Construction Disbursement Requests (which documentation may be included in a subsequent Construction Disbursement Request ) and (ii) in no event shall the outstanding balance of undocumented Advance Disbursements from the Construction Disbursement Account at any one time exceed the sum of $250,000. The Disbursement Agent shall approve such Advance Disbursement Request so long as (a) the Advance Disbursement Request on its face has been completed as to the information required therein and the Disbursement Agent shall have no actual knowledge of any material error, inaccuracy, misstatement or omission of fact in an Advance Disbursement
Request or information provided by the Company upon the request of the Disbursement Agent and (b) the Disbursement Agent has no actual knowledge (from the facts set forth in any Disbursement Request or any certificate attached thereto or any notice from the Trustee or the Company) that an Event of Default exists and is continuing.

     8.4 Disbursements After Event of Default. In the event that, based solely on the Disbursement Agent's actual knowledge, the Disbursement Agent determines that an Event of Default exists and is continuing for any month, the Disbursement Agent shall not approve any disbursement of funds from the Construction Disbursement Account pursuant to a Construction Disbursement
Request  for  the  Bossier  City  Project  other  than  the  following:

          (i) if all other conditions in SECTION 8.2(including those stated in SECTION 8.1 hereof) are met, the Disbursement Agent shall disburse funds from the Construction Disbursement Account, as instructed by the Independent Construction Consultant in writing for work completed or materials purchased on or prior to the date that the Disbursement Agent, based solely on the Disbursement Agent's actual knowledge, determined that an Event of Default exists and is continuing ;

          (ii) payments not to exceed four million dollars ($4,000,000) in the aggregate to prevent the condition of the Bossier City Project from deteriorating or to preserve any work completed on the Bossier City Project, certified to the Disbursement Agent in writing by the Independent Construction Consultant to be reasonably necessary or advisable; provided, however, that the foregoing limitation may be increased or decreased by the Trustee by written notice to the Disbursement Agent; and

          (iii) if such condition continues for a period of three (3) consecutive months or more, at the written request of the Company, Retainage Amounts for work completed; provided that the Company and the Project Architect certify to the Disbursement Agent in writing the amount required to be paid for such Retainage Amounts and that the conditions for paying such amounts (other than that the Bossier City Project will be Operating) are met.

          8.5                 Final Disbursement of Funds Following Operating
Date.    If  (a)  the




                                      19

Bossier City Project is Operating and (b) any funds remain in the Construction Disbursement Account, then the Company shall have the right to request that the Disbursement Agent disburse all remaining funds in the Construction Disbursement Account. Upon receipt by the Disbursement Agent of (a) a written certification from the Company that (i) the Bossier City Project commenced Operating, and the Bossier City Project continues to be Operating as of the date of the certification, (ii) no Event of Default has occurred and is continuing and no facts or circumstances exist which, with the passage of time, would constitute an Event of Default and (iii) the Company has generated Consolidated Cash Flow in an amount equal to or greater than the amount remaining in the Construction Disbursement Account, and (b) a written certification, from the Independent Construction Consultant concurring with the certifications set forth in subsection (a)(i) hereof, then the Disbursement Agent shall disburse all remaining funds in the Construction
Disbursement  Account,  if  any,  as  directed  by  the  Company  (the  "FINAL
DISBURSEMENT"); provided, however, that the Disbursement Agent shall first disburse funds to the Disbursed Funds Account in amounts certified in writing by the Independent Construction Consultant as sufficient to pay any then unpaid Retainage Amounts and upon receipt of a certificate from the Independent Construction Consultant certifying that it has received unconditional lien waivers from all contractors, subcontractors, materialmen or suppliers relating to construction of the Bossier City Project; provided, further, that all finds disbursed to the Company pursuant to this SECTION
8.4 shall be used by the Company as required pursuant to SECTION 4.10 of the Indenture.

9.          Amendments  to  Construction  Disbursement  Budget, Amendments to
Contracts.

     9.1 Construction Disbursement Budget Amendment Process. The Construction Disbursement Budget may be amended from time to time in the manner set forth herein. Subject to SECTION 9.2 below, the Company shall have the right from time to time to amend the Construction Disbursement Budget to increase the amounts allocated for specific line item components of the work required to complete the Bossier City Project. Any such amendment shall be in writing and be submitted to the Disbursement Agent and the Independent Construction Consultant by an Officer's Certificate in the form of EXHIBIT G hereto, together with the Independent Construction Consultant's certification, as provided in EXHIBIT 1 to the Construction Disbursement Budget Amendment Certificate, the General Contractor's certification from both Bellows and Max Foote, as provided in EXHIBIT 2 to the Construction Disbursement Budget Amendment Certificate and the Project Architect's certification, as provided in EXHIBIT 3 to the Construction Disbursement Budget Amendment Certificate. Upon receipt by the Disbursement Agent of an Officer's Certificate in the form of EXHIBIT G and the attachments, all of which must be completed as to the information required therein, such amendment shall become effective hereunder and the Construction Disbursement Budget shall thereafter be as so amended.

     9.2 Contract Amendment Process. The Company shall have the right from time to time to amend any Contract to which it is a party to change the scope of the work and the Company's payment obligations thereunder. Any such amendment that (i) results in a cost increase in excess of Twenty-Five Thousand ($25,000) in a Contract, the value of which is at least One-Hundred Thousand ($100,000) or (ii) results in a lessening of the scope or quality of the work constituting the construction of the Bossier City Project, the value of which is in excess of Twenty-Five Thousand Dollars ($25,000) in a Contract the value of which is at least One-Hundred Thousand Dollars ($100,000), shall be in writing and shall identify with particularity all changes being made. The Company shall deliver to the Disbursement Agent (a) an executed copy of the Contract amendment (with the effectiveness thereof subject only to satisfaction of the conditions in this SECTION 9.2);and (b) an Officer's Certificate in the



                                      20

form attached hereto as EXHIBIT H,together with the Independent Construction Consultant's certification as provided in EXHIBIT 1 to the Contract Amendment Certificate, in the event that such Contract relates to Hard Costs, the General Contractor's certification as provided in EXHIBIT 2 to the Contract Amendment Certificate, executed by Max Foote if such Contract relates to Max Foote Hard Costs and Bellows if the Contract relates to Bellows Hard Costs and the Project Architect's certification as provided in EXHIBIT 3 to the Contract Amendment Certificate, completed as to the information required therein. The Contract Amendment shall be deemed approved upon receipt by the Company of Disbursement Agent's acknowledgment of receipt of items required under this SECTION 9.2.

9.3          Project  Cost  Schedule  and  Cost  Overruns.

     (a) The Company covenants to promptly cure any cost overrun for any line item by (i) providing sufficient funds to cover in full such cost over-run from (A) previously unallocated Available Funds as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of items contained in the Construction Disbursement Budget) or (B) if the conditions precedent to a disbursement from the Completion Reserve Account are satisfied, from funds in the Completion Reserve Account; and (ii) effecting a Construction Disbursement Budget Amendment to dedicate such funds to the line item in question.

     (b) Each Project Cost Schedule shall set forth (i) the actual investment income earned on the Completion Reserve Account and the Construction Disbursement Account through the date of such Project Cost Schedule, and (ii) the additional amount of investment income which the Company reasonably anticipates will accrue on the Completion Reserve Account and the Construction Disbursement Account from such date through the anticipated date on which the Bossier City Project first will be Operating. If at any time the Company submits a Project Cost Schedule pursuant to this paragraph and can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned through the anticipated date on which the Bossier City Project first will be Operating) from investments of funds in the Completion Reserve Account and the Construction Disbursement Account will equal the amount of such Additional Revenue anticipated as of the date of the Initial Disbursement (as set forth in the Initial Construction Disbursement Budget), then, so long as the Disbursement Agent has no actual knowledge that an Event of Default exists and is continuing:

     (i) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the Initial Disbursement, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Construction Disbursement Request) shall provide or allocate additional Available Funds or, if necessary disburse funds from the Completion Reserve Account so long as the conditions precedent are satisfied, and/or otherwise amend the Construction Disbursement Budget if necessary so that the total Project Costs do not exceed total Available Funds; or

     (ii) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the Initial Disbursement, then the Available Funds shall be deemed increased by the amount of such excess but only as and when such excess is actually earned and deposited in the Construction Disbursement Account.



                                      21

                          10.     Escrow Account.

     10.1 Deposit of Proceeds into Escrow Account. In the event that the Crescent City Riverboat is sold prior to the date on which the voters in the Bossier Parish and the Caddo Parish approve riverboat gaming pursuant to the Louisiana Referendum, the Company shall immediately deposit all proceeds from such sale into the Escrow Account.

     10.2 Conditions Precedent to Escrow Account Disbursement. The Disbursement Agent's approval of any disbursements from the Escrow Account shall be subject to the following conditions:

     (a) Disbursement Agent has no actual knowledge that an Event of Default exists and is continuing (it being understood that the Disbursement Agent may rely upon the certificates delivered pursuant to this Agreement, without further inquiry).

     (b) The Escrow Disbursement Request on its face has been completed in the form of EXHIBIT I and the Disbursement Agent shall have no actual knowledge of any material errors, inaccuracies, mistakes or omissions of fact contained in the Escrow Disbursement Request.

     (c) The Company has delivered to the Disbursement Agent a letter from its counsel stating that the voters in the Bossier Parish and the Caddo Parish have approved the continuation of riverboat gaining pursuant to the Louisiana Referendum.

     10.3       Disbursement in the Event Riverboat Gaming is Discontinued.
In the event that the Company is unable to deliver the letter required pursuant to SECTION 10.2(C)hereof, all proceeds in the Escrow Account shall be deemed Excess Proceeds and shall be utilized to make an offer to purchase Notes pursuant to SECTION 3.10 of the Indenture.

     11. Events of Default. The occurrence of any of the following specified events shall be an "EVENT OF DEFAULT" hereunder.

11.1          Continuance  of  an  Event  of  Default  under  the  Indenture.

11.2 The Disbursement Agent is unable to approve a Disbursement Request due to the failure of the Company to satisfy the conditions precedent to such Disbursement Request set forth herein, including without limitation the condition precedent that the Independent Construction Consultant deliver the certificates required under this Agreement.

     11.3 The Independent Construction Consultant reports to the Disbursement Agent and the Company an exception to a prior disbursement relating to the Bossier City Project which is not remedied within 10 days.

     11.4 Any representation, warranty, certification or statement by the Company in this Agreement, or any certificate, request, budget or statement delivered pursuant to this Agreement, shall be untrue in any material respect on the date given or made and such untruthfulness continues for a period of five (5) business days after notice hereof.


                                      22

     11.5 Any time that the amount remaining in the Construction Disbursement Account and the Completion Reserve Account is less than the amount required in the Construction Disbursement Budget to cause the Bossier City Project to become Operating on or before its Operating Deadlines and such deficiency continues for a period of thirty (30) days.

     11.6 The failure of the Company to deliver any documents required by the Pledge Agreement and such failure continues for a period of ten (10) days.

12.          Disbursed  Funds  Accounts.

     12.1 Rights of the Company to Disbursed Funds Accounts. The Disbursed Funds Account shall be maintained in the name of the Company and all funds deposited or held in such account shall belong to the Company. All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Cash Equivalents. Pursuant to the Pledge Agreement, the Company has granted to the Trustee (for the benefit of the holders of the Notes) a first priority security interest in its Disbursed Funds Account. Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of this Agreement. Further, the Company shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

     12.2 Right to Substitute Disbursed Funds Account. The Company, from time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account, provided that no such substitute account shall become the "Disbursed Funds Account" until (a) the depository financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, statutory or otherwise, and (b) the Trustee shall have received notice of the location and account number of such new substitute account.

13.          Limitation  of  Liability.

     13.1 Disbursement Agent's Limitation of Liability. Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) Disbursement Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Independent Construction Consultant, the Project Architect, the General Contractors, any contractor, subcontractor or provider of materials or services in connection with construction of the Bossier City Project; (b) Disbursement Agent shall have no responsibility to the Company, the Trustee or the holders of the Notes as a consequence of performance by Disbursement Agent hereunder except for any gross negligence or willful misconduct of Disbursement Agent; (c) the Company shall remain solely responsible for all aspects of its business and conduct in connection with its Property and the Bossier City Project, the accuracy of all applications for payment, and the proper application of all disbursements; (d) Disbursement Agent is not obligated to supervise, inspect or inform the Company, the Trustee or any third party of any aspect of the construction of the Bossier City Project or any other matter referred to above; (e) Disbursement Agent owes no duty of care to the Company, to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of the Bossier City Project; and (f) the Disbursement Agent shall have no responsibility or liability for the perfection or continuation of perfection of any lien or security interest; provided, however, that the foregoing provision shall not release Disbursement Agent from liability resulting from



                                      23

a failure to comply with SECTION 2 hereof or from its gross negligence or willful misconduct. Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

     13.2 Independent Construction Consultant's Limitation of Liability. Independent Construction Consultant's responsibility and liability under this
Agreement shall be limited as follows: (a) Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance of the Company, the Disbursement Agent, the Project Architect, the General Contractors, any contractor, subcontractor or provider of materials or services in connection with construction of the Bossier City Project and (b) the Company shall remain solely responsible for all aspects of its business and conduct in connection with its Property and the Bossier City Project, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other
reason,  except  for  its  gross  negligence  or  willful  misconduct.    The
Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Company, the General Contractors and the Project Architect; provided that nothing contained in this sentence shall require the Independent Construction Consultant to obtain certificates from the General Contractors and the Project Architect in connection with Disbursements for Soft Costs.

14.          Indemnity  and  Insurance.

     14.1 Indemnity of Disbursement Agent. The Company, indemnifies, protects, holds harmless and agrees to defend Disbursement Agent and its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from Disbursement Agent's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of Disbursement Agent.

     14.2. Insurance. The Disbursement Agent, at its sole cost and expense, shall purchase and maintain throughout the ten-n of this Agreement, the following insurance policies:

14.2.1 Comprehensive general liability insurance, with minimum limits of Two Million Dollars ($2,000,000) combined single limit per occurrence, covering all bodily injury and property damage arising out of its operation under this Agreement. This policy shall name Trustee, and the Company, and its officers, agents and employees as additional insureds, and shall constitute primary insurance as to Trustee so that any other policies held by Trustee shall not contribute to any loss under said insurance.


                                      24


                  14.2.2 Workers' compensation insurance covering all of its employees and volunteers.

Said policies shall provide for thirty (30) days' prior written notice to the Trustee, and the Company of cancellation or material change. If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five (5) years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Company under SECTIONS
9.1  or  9.2  hereof.

     15. Termination. This Agreement shall terminate automatically thirty (30) days following disbursement of all funds remaining in the Accounts, unless sooner terminated pursuant to SECTION 10 hereof, provided, however, that (a) the obligations of the Company under SECTION 14 of this Agreement shall survive termination of this Agreement and (b) if, following an Event of Loss, there exist Net Loss Proceeds that (in accordance with Section
4.11 of the Indenture) are deliverable to the Trustee and are eligible for distribution to the Company for rebuilding, repair, replacement, or construction, then, the Company, the Disbursement Agent and the Independent Construction Consultant shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems appropriate in order to cause
(i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the Disbursement Agent and the Independent Construction Contractor to administer the disbursement of said funds for such rebuilding, repair, replacement or construction pursuant to disbursement control procedures substantially akin to those set forth herein. In the event that the Net Loss Proceeds are so distributed, the Disbursement Agent shall be paid the sum of One-Thousand Five-Hundred Dollars ($1,500) per month during the period of such engagement and the Independent Construction Consultant shall be paid the sum of Twelve Thousand Dollars ($12,000) per month during the period of such engagement.

16.          Substitution  or  Resignation.

     16.2.1 The Trustee shall have the right, upon the expiration of thirty (30) days following delivery of written notice of substitution to Disbursement Agent, the Independent Construction Consultant, and the Company to cause Disbursement Agent to be relieved of its duties hereunder and to select a substitute disbursement agent to serve hereunder. Disbursement Agent may resign at any time upon thirty (30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by Disbursement Agent of an instrument of acceptance executed by a successor disbursement agent and consented to by the other parties hereto. Upon selection of such substitute disbursement agent, the Trustee, the Company and the substitute disbursement agent shall enter into an agreement substantially identical to this Agreement and, thereafter, Disbursement Agent shall be relieved of its duties and obligations to perform hereunder, except that Disbursement Agent shall transfer to the substitute disbursement agent upon request therefor originals of all books, records, and other documents in Disbursement Agent's possession relating to this Agreement. The substitute disbursement agent selected by the Trustee shall be a national bank capable of maintaining book entry accounts with the federal reserve bank.

               16.2.2 The Company shall have the right, upon the expiration of thirty(30)days



                                      25

following delivery of written notice of substitution to the Disbursement Agent, the Independent Construction Consultant, and the Trustee to cause the Independent Construction Consultant to be relieved of its duties hereunder and to select a substitute independent construction consultant to serve hereunder.
 The  Independent  Construction  Consultant may resign at any time upon thirty
(30) days' written notice to all parties hereto. Such resignation shall take effect upon receipt by Independent Construction Consultant of an instrument of acceptance executed by a successor independent construction consultant and consented to by the other parties hereto. Upon selection of such substitute independent construction consultant, the Trustee, the Company and the substitute independent construction consultant shall enter into a side letter wherein the substitute independent construction consultant agrees to perform the duties of the independent construction consultant pursuant to the terms hereof and for the benefit of the Trustee and the holders of the Notes and, thereafter, Independent Construction Consultant shall be relieved of its duties and obligations to perform hereunder, except that Independent Construction Consultant shall transfer to the substitute independent construction consultant upon request therefor originals of all books, records, and other documents in Independent Construction Consultant's possession
relating  to  this  Agreement.    The  substitute  independent  construction
consultant selected by the Company shall be recognized nationally or in Louisiana as an expert in connection with the oversight of construction practices and construction disbursement procedures for construction projects of similar size and scope.

     17.          Account  Statement.   Upon the request of the Trustee, the
Company or the Independent Construction Consultant, the Disbursement Agent shall deliver to the Company, the Independent Construction Consultant and Trustee a statement prepared by the Disbursement Agent in a form satisfactory to the Independent Construction Consultant, the Trustee and the Company, setting forth with reasonable particularity the balance of funds then in the Interest Reserve Account, Operating Reserve Account, Completion Reserve Account, Construction Disbursement Account, and/or the Disbursed Funds Accounts and the manner in which such funds are invested; provided, however, that the Disbursement Agent shall not be required to provide such statements more often than weekly.

     18.          Notice.    The  parties  hereto  irrevocably  instruct the
Disbursement Agent that on the first date upon which the balance in any of the Operating Reserve Account, the Completion Reserve Account and/or the Construction Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee, the Independent Construction Consultant, and the Company a notice that the balance in such account(s) has been reduced to zero
(0).

19.          Miscellaneous.

     19.1 Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

     19.2 Invalidity. If, for any reason whatsoever, anyone or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.


                                      26

 19.3 No Authority. The Disbursement Agent shall not have any authority to, and the Disbursement Agent shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

     19.4 Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

     19.5 Benefit. The parties hereto, the holders from time to time of the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

19.6      Time.  Time is of the essence of each provision of this Agreement.

     19.7          Choice  of  Law.   The existence, validity, construction,
operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the substantive laws of the State of Louisiana, without giving effect to its conflicts of law principles.

     19.8 Entire Agreement: Amendments. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

     19.9 Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either; (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; or (c) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

               To  Disbursement  Agent:

               First  National  Bank  of  Commerce
               Corporate  Trust  Division
               Commerce  Building  16th  Floor
               821  Gravier  Street
               New  Orleans,  Louisiana  70112
               Attn:          Denis  Milliner
               Tel:          (504)  623-1640
               FAX:          (504)  623-1432





                                      27

                                       To the Trustee:

                               First Union Bank of Connecticut
                          10 State House Square, 2nd Floor CT 5845
                                      765 Broad Street
                              Hartford, Connecticut 06103-3690
                          Attn:     Corporate Trust Administration
                                   Tel:     (203) 247-1353
                                   FAX:     (800) 247-1356



                                       To the Company:

                              Casino Magic of Louisiana, Corp.
                                    1701 Old Minden Road
                               Bossier City, Mississippi 71111
                                   Tel:     (318) 746-0711
                                   FAX:     (318) 746-0853


    or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.

   19.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

       19.11 Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     19.12 Arbitration. (a) Any disagreement with respect to the release of funds from the Operating Reserve Account, the Completion Reserve Account, the Construction Disbursement Account or the Escrow Account, or any related disagreement with respect to the construction, meaning or effect of this Agreement, arising out of this Agreement or concerning the rights or obligations of the parties hereunder shall be submitted to arbitration, one arbitrator to be chosen by the Company, one by the Trustee, and a third to be chosen by the first two arbitrators before they enter into arbitration. The arbitrators shall be impartial and shall be active or retired persons with experience in construction, development and/or construction lending.

     (b) In the event that either party should fail to choose an arbitrator within fifteen (15) days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall, in turn, choose the third arbitrator. If the first two arbitrators have not chosen a third arbitrator at the end of fifteen (I 5) days following the last day of the selection of the first two arbitrators, each of the first two arbitrators shall name three candidates, of whom the other arbitrator shall eliminate two, and the determination of the third arbitrator shall be made from the remaining two candidates by drawing lots. Each party shall present its case to the arbitrators within fifteen (15) days following the date of the appointment of the third arbitrator. The decision of a majority of the three arbitrators shall be final and binding upon both
parties.    Judgment  may  be




                                      28

entered upon the arbitration award in any court having jurisdiction. Any such arbitration shall take place in Louisiana unless some other location is mutually agreed upon by the parties. The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the relevant Account.

     (c) The parties shall use their best efforts to resolve the dispute as soon as practicable and to comply, if available, with the fast track procedures specified in the American Arbitration Association's Construction
Industry  Arbitration  Rules.    Judgment  on  the  award  rendered  by  the
arbitrator(s)  may  be  entered  in  any  court  having  jurisdiction thereof.

     (d) Notwithstanding any provisions contained herein to the contrary, the provisions contained in this SECTION 19.12 shall not prohibit Trustee from exercising any of its rights or remedies set forth in the Indenture or Collateral Documents.



                                      29

          IN WITNESS WHEREOF, the parties have executed and delivered this
                               Agreement as of
                         the day first above written.



   DISBURSEMENT AGENT:                    FIRST NATIONAL BANK OF COMMERCE,
                                   a national banking association corporation

                                             By: /s/ Dennis Milliner
                                                Name: Dennis Milliner
                                        Title: Vice President & Trust Officier


   TRUSTEE:                              FIRST UNION OF CONNECTICUT BANK, a
                                    Connecticut state     banking corporation

                                            By: /s/ W. Jeffrey Kramer
                                               Name: W. Jeffrey Kramer
                                                Title: Vice President



   COMPANY:                              CASINO MAGIC OF LOUISIANA, CORP.,
                                             a Louisiana corporation


                                           By: /s/ Robert A. Callaway
                                            Name: Robert A. Callaway
                                    Title: Vice President and General Council





                                      30

           EXHIBIT A TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                     INITIAL DISBURSEMENTS CERTIFICATE
                               August 23, 1996


                       First National Bank of Commerce,
                              as Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



                     Re:     Casino Magic of Louisiana, Corp.
                       Cash Collateral and Disbursement Agreement
                                 Initial Disbursements



Ladies  and  Gentlemen:

     This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, by and among First National Bank of Commerce, as Disbursement Agent, First Union Bank of Connecticut, as Trustee, and Casino Magic of Louisiana, Corp. (the "COMPANY") (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement and Loan Agreement.

     The Company hereby irrevocably instructs the Disbursement Agent to disburse the following sums from the Construction Disbursement Account to the following parties:

     (a) Five-Thousand Dollars ($5,000) to the Disbursement Agent, as the compensation payable to the Disbursement Agent as an acceptance fee;

     (b) Ten Thousand Dollars ($10,000) to the Independent Construction Consultant for work through August 31, 1996 in connection with its initial review of the Plans and Construction Disbursement Budget; and

     (c) Seven Thousand Five Hundred Dollars ($7,500) to Disbursement Agent's counsel, as payment for fees and expenses relating to its review of the Disbursement Agreement.


                                     A-1

                      CASINO MAGIC OF LOUISIANA, CORP.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:



                                     By:
                                    Name:
                                    Title:



                                     A-2

          EXHIBIT B-1 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                  FORM OF BORROWERS CLOSING CERTIFICATION
                               August 23, 1996


                 First Union Bank of Connecticut, as Trustee
                   10 State House Square, 2nd Floor CT 5845
                               765 Broad Street
                       Hartford, Connecticut 06103-3690

                       First National Bank of Commerce,
                              as Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



     Re:          Cash  Collateral  and  Disbursement  Agreement
Ladies  and  Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 22, 1996 by and among First National Bank of Commerce, as Disbursement Agent, First Union Bank of Connecticut, as Trustee, and Casino Magic of Louisiana, Corp. (the "COMPANY") (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

The  Company,  hereby  certifies  to  each  of  you  as  follows:

     1. As of the date hereof, there is no reason to believe that the date on which the Bossier City Project will become Operating will not occur on or prior to its Operating Deadline.

     2.        The Initial Construction Disbursement Budget attached hereto as
Exhibit 1 constitutes the Construction Disbursement Budget presently in effect for the Bossier City Project.

     3. Said Initial Construction Disbursement Budget accurately sets forth the anticipated Construction Expenses through the date that the Bossier City Project is Operating and the various components of the Bossier City Project identified thereon as line items, all within the respective line item amounts listed.

     4. As of the date hereof, there are sufficient Available Funds to pay for the anticipated costs described in paragraph 3 above in accordance with the Disbursement Agreement, and, after giving effect to the Initial Disbursements, any other expenses that the Company believes will need to be incurred in order to cause the Bossier City Project to be Operating on or before its Operating Deadline.

     5. There is no Event of Default under the Indenture or the Disbursement Agreement or any

                                     B-1

 event, omission or failure of a condition which would constitute an Event of
   Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     6. Attached hereto as Exhibit 2 is a list of all contractors, subcontractors, suppliers and materialmen that have provided work, supplies and/or labor in connection with the Bossier City Project to date. Attached hereto are lien releases (unconditional if such contractors, subcontractors, suppliers and materialmen have been paid to date and conditional if such contractors, subcontractors, suppliers and materialmen have not been paid to date)  from  such  contractors,  subcontractors,  suppliers  and  materialmen.

     7. Attached hereto as Exhibit 3 is an executed copy of that certain side letter from the Independent Construction Consultant dated as of August 22, 1996, pursuant to which the Independent Construction Consultant agrees to perform the obligations and the duties of the Independent Construction Consultant set forth herein.

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursement.


CASINO  MAGIC  OF  LOUISIANA,  CORP.,
a  Louisiana  corporation



By:
Name:
Title:



By:
Name:
Title:



                                     B-2

                           EXHIBIT 1 TO EXHIBIT B-1
                 INITIAL CONSTRUCTION DISBURSEMENT BUDGET FOR
                            BOSSIER CITY PROJECT



                       CONSTRUCTION DISBURSEMENT BUDGET



              Bossier Riverboat improvements          $2,000,000
               Pavilion                              8,500,000
               Parking garage                         6,700,000
              Gaming equipment                         2,900,000
             Furniture, fixtures and equipment          1,100,000
              Site development                         6,300,000
              Temporary facilities                    1,000,000
              Preopening costs                         3,800,000
             Opening bankroll                         1,700,000
                                                 $34,000,000



                                     B-3



                           EXHIBIT 2 TO EXHIBIT B-1
                             MECHANIC'S LIENS FOR
                            BOSSIER CITY PROJECT



                                Arcadia Rebar
                                Baker Concrete
                                Berkel Company
                                  Bird & Son
                         Kuhlmann Design Group, Inc.
                        Max Foote Construction Company
                               McInnis Brothers
                       Service Marine Industries, Inc.
                   W.S. Bellows Construction Company, Inc.



                                     B-4

                           EXHIBIT 3 TO EXHIBIT B-1
            INDEPENDENT CONSTRUCTION CONSULTANT'S SIDE LETTER FOR
                            BOSSIER CITY PROJECT



                                     B-5

          EXHIBIT B-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
            FORM OF DISBURSEMENT AGENT'S CLOSING  CERTIFICATION
                               August 23, 1996


                       First Union Bank of Connecticut
                   10 State House Square, 2nd Floor CT 5845
                               765 Broad Street
                       Hartford, Connecticut 06103-3690
                   Attn:     Corporate Trust Administration



           Re:     Casino Magic of Louisiana, Corp. (the "Company")
                    Cash Collateral and Disbursement Agreement
                    Disbursement Agent's Closing Certification



                            Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August 22, 1996, by and among First National Bank of Commerce, as Disbursement Agent, First Union Bank of Connecticut, as Trustee, and Casino Magic of Louisiana, Corp. (the "COMPANY") the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     Disbursement Agent hereby certifies to each of you as follows as contemplated by SECTION
8.1(C)  of  the  above-referenced  Disbursement  Agreement:

     1  .          The  Accounts  have been established as contemplated by the
Disbursement  Agreement.

     2. Disbursement Agent has received (a) from the Company, an executed Initial Disbursements Certificate and (b) from the Company, an executed
Closing Certificate in the form attached to the Disbursement Agreement as EXHIBIT B-1.


                                     B-6

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.


FIRST  NATIONAL  BANK  OF  COMMERCE,
as  Disbursement  Agent



By:
Name:
Title:



                                     B-7

          EXHIBIT B-3 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                  FORM OF TRUSTEE'S CLOSING CERTIFICATION
                               August 23, 1996


                     First National Bank of Commerce, as
                              Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



           Re:     Casino Magic of Louisiana, Corp. (the "Company")
                    Cash Collateral and Disbursement Agreement
                          Trustee's Closing Certification


                            Ladies and Gentlemen:

     This Closing Certification is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated as of August, 22, 1996, by and among First National Bank of Commerce, as Disbursement Agent, First Union Bank of Connecticut, as Trustee, and Casino Magic of Louisiana, Corp. (the "COMPANY") (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement.

     First Union Bank of Connecticut (the "TRUSTEE") hereby certifies to each of you as follows as contemplated by SECTION 8.1of the above-referenced Disbursement Agreement:

     1 . The Trustee has received (a) from the Company, an executed Initial Disbursements Certificate and (b) from the Company, an executed Closing Certification in the form attached to the Disbursement Agreement as EXHIBIT B-1.

     2. The Trustee has received from the Title Insurer the Title Policy, or a pro pro forma of the Title Policy with a letter agreement from the Title Insurer agreeing to issue title in the form of such pro forma.



                                     B-8

     The foregoing representations, warranties and certifications are true and correct and you each are entitled to rely on the foregoing in connection with the Initial Disbursements. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.


FIRST  UNION  BANK  OF  CONNECTICUT,
as  Trustee



By:
Name:
Title:



                                     B-9

           EXHIBIT C TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                   FORM OF INTEREST DISBURSEMENT REQUEST


             First National Bank of Commerce, Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112
                           Attn:     Denis Milliner



                           Date: [Draw Date], 1997

     This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, between First National Bank of Commerce, as Disbursement Agent, First Union Bank of Connecticut, as Trustee, and Casino Magic of Louisiana, Corp. (the "Company") (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the
Disbursement  Agreement.    Pursuant  to  SECTION  5.1  of  the Disbursement
Agreement, you are hereby directed to liquidate all of the Pledged Securities (to the extent required) and pay to (the "PAYING AGENT") on February 15, 1997 (the "PAYMENT DATE") $ funds from the Interest Reserve Account maintained by you in the name of Casino Magic of Louisiana, Corp. The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Payment Date.

     Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth above.


CASINO  MAGIC  OF  LOUISIANA,  CORP.,
a  Louisiana  corporation



By:
Name:
Title:



By:
Name:
Title:






                                     C-1

           EXHIBIT D TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
              OPERATING  DISBURSEMENT REQUEST AND CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                              Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



     Re:     Operating Disbursement Request No. under Cash Collateral and
                 Disbursement Agreement Amount Requested: $


Ladies  and  Gentlemen:

     Casino Magic of Louisiana, Corp., a Louisiana corporation (the "COMPANY") hereby submits this Operating Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, to which you are a party (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

          The Company hereby requests that you, in your capacity as disbursement agent under the Disbursement Agreement disburse $
   (the "DISBURSEMENT") from the Operating Reserve account to Account No.
             at                                        , (the "DISBURSED FUNDS
ACCOUNT") so that the Company may distribute checks drawn on the Disbursed Funds Account to pay for certain operating costs.

     In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

     1 . The funds disbursed pursuant to this Disbursement Requested shall be used [FOR PAYROLL OBLIGATIONS] [TO SATISFY GAMING LOSSES AT CASINO MAGIC - BOSSIER CITY] [SPECIFY OTHER OPERATING EXPENSES] and for no other purpose. The funds disbursed pursuant to this Disbursement Request shall in no event be used to pay for any construction related expenses.

     2. There is no Event of Default under the Indenture or the Disbursement Agreement or any event, omission or a failure of a condition which would constitute on Event of Default under the Indenture or the Disbursement Agreement or lapse of time or both.

          3.     Gaming operations have commenced at the Bossier City Project.

          4. All Disbursements previously requested by the Company from the Operating


                                     D-1

  Reserve Account and made by Disbursement Agent, if any, into the Disbursed Funds Account have been fully disbursed by the Company for such purposes as certified by the Company in the applicable disbursement request.



     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.



                      CASINO MAGIC OF LOUISIANA, CORP.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:



                                     By:
                                    Name:
                                    Title:






                                     D-2

           EXHIBIT E TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT COMPLETION RESERVE DISBURSEMENT REQUEST AND CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                              Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                     Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033



Re:     Completion Reserve Disbursement Request No.                 under Cash
                    Collateral and Disbursement Agreement
                               Amount Requested: $

                            Ladies and Gentlemen:

     Casino Magic of Louisiana, Corp., a Louisiana corporation (the "COMPANY") hereby submits this Completion Reserve Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, to which you are a party (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The  Company hereby requests that you, in your capacity under the Disbursement
Agreement,  authorize  disbursement  of  $                                (the
"DISBURSEMENT") from the Completion Reserve Account to the Construction Disbursement Account so that the Company may use the funds disbursed to construct the Bossier City Project.

     In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

     1. The funds disbursed pursuant to this requested Disbursement will not be used in violation of the terms of the Indenture.

     2. The funds disbursed pursuant to this Disbursement Request shall be used, upon disbursement from the Construction Disbursement Account, solely for the completion of construction of the Bossier City Project and such funds are reasonably necessary to permit completion of construction of the Bossier City Project in accordance with the Plans.




                                     E-1

      3. The following circumstances resulted in the cost to complete the Bossier City Project to exceed the Initial Construction Disbursement Budget:



  4. The circumstances described in paragraph 3 above were not reasonably anticipated by the Company in preparing the Initial Construction Disbursement
                      Budget for the following reasons:


     5. After giving effect to the above requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Bossier City Project in accordance with the Construction Disbursement Budget, as amended pursuant to the attached Construction Disbursement Budget Certificate, and the Company does not believe that any other expenses will need to be incurred by the Company in order to cause the Bossier City Project to be Operating on or before its Operating Deadline.

     6. There is no Event of Default under the Indenture or the Disbursement Agreement or any event, omission or failure of a condition which would constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

     Attached to this Disbursement Request is a certificate from the Independent Construction Consultant and certificates from the Bellows, Max Foote and the Project Architect and a Construction Disbursement Budget Amendment Certificate.

CASINO  MAGIC  OF  LOUISIANA,  CORP.,
a  Louisiana  corporation



By:
Name:
Title:



By:
Name:
Title:






                                     E-2

                           Received and Reviewed:

                              2ND OPINION, INC.
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:






                                     E-3

                            EXHIBIT 1 TO EXHIBIT E

              CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                  COMPLETION RESERVE DISBURSEMENT REQUEST

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



Re:     Completion Reserve Disbursement Request No.                      Under
the  Cash
     Collateral and Disbursement Agreement of Casino Magic of Louisiana, Corp. (the "COMPANY")

Ladies  and  Gentlemen:

The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:
     1. The Independent Construction Consultant has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party. Capitalized terms used herein and not otherwise defined shall have the same meanings as those set forth in the Cash Collateral and Disbursement Agreement.

2. The Independent Construction Consultant represents, warrants and certifies that
(a) the funds requested under the Completion Reserve Disbursement Request are reasonably necessary to permit completion of construction of the Bossier City Project in accordance with the Plans, (b) after giving effect to the requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Bossier City Project in accordance with the Construction Disbursement Budget, as amended, and the Independent Construction Consultant is not aware at this time of any other expenses that the Company will need to incur in order to cause the Bossier City Project to be Operating on or before its Operating Deadline and
(c) the Independent Construction Consultant has no actual knowledge of an Event of Default under the Indenture or the Disbursement Agreement or any event, omission or failure of a condition which would constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     3. Pursuant to its duties under the Disbursement Agreement and that certain side letter between the Independent Construction Consultant, the Company and the Trustee dated as of August 22, 1996, the Independent Constructor Consultant has inspected the Bossier City Project within the previous four weeks of the date of this certificate.



                                     E-4

     The foregoing representations, warranties and certifications are true and correct and dsbursement Agent entitled to rely on the foregoing in authorizing and making the Disbursement.



                              2ND OPINION, INC.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:





                                     E-5
                            EXHIBIT 2 TO EXHIBIT E

                      CERTIFICATE OF GENERAL CONTRACTOR
                  COMPLETION RESERVE DISBURSEMENT REQUEST

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

Re:     Completion Reserve Disbursement Request No.                      Under
the  Cash
     Collateral and Disbursement Agreement of Casino Magic of Louisiana, Corp. (the "COMPANY")

Ladies  and  Gentlemen:

The  undersigned  (the  "GENERAL  CONTRACTOR")  hereby  certifies  as follows:

     1. The General Contractor has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Completion Disbursement Request that are incorporated by reference from the Cash Collateral and Disbursement Agreement and to provide the certification contained herein.

     2. The General Contractor hereby represents, warrants and certifies that (a) the funds requested under the Completion Reserve Disbursement Request are reasonably necessary to permit completion of construction of the Bossier City Project in accordance with the Plans and (b) after giving effect to the requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Bossier City Project in accordance with the Construction Disbursement Budget, as amended, and the General Contractor is not aware at this time of any other expenses that the Company will need to incur in order to cause the Bossier City Project to be Operating on or before its Operating Deadline.

     The foregoing representations, warranties and certifications are true and correct and Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.



                                     E-6

       Capitalized terms used herein and not otherwise defined shall have the meanings scribed to them in the Cash Collateral and Disbursement Agreement

       [W.S. BELLOWS CONSTRUCTION CORPORATION] [MAX FOOTE CONSTRUCTION
                                   COMPANY]



                                     By:
                                    Name:
                                    Title:






                                     E-7

                            EXHIBIT 3 TO EXHIBIT E

                       CERTIFICATE OF PROJECT ARCHITECT
                  COMPLETION RESERVE DISBURSEMENT REQUEST

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                        Commerce Building, 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112


                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033


Re:     Completion Reserve Disbursement Request No.                      Under
the  Cash
     Collateral and Disbursement Agreement of Casino Magic of Louisiana, Corp. (the "COMPANY")


Ladies  and  Gentlemen:

Kuhlmann design Group, Inc. (the "PROJECT ARCHITECT") hereby certifies as follows:

     1 . The Project Architect has reviewed the above referenced Completion Disbursement Request and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company IS a party, to the extent necessary to understand the defined terms contained herein and in the Completion Disbursement Request that are incorporated by reference from the Cash Collateral and Disbursement Agreement and to provide the certification contained herein.

     2. The Project Architect hereby represents, warrants and certifies that (a) the funds requested under the Completion Reserve Disbursement Request are reasonably necessary to permit completion of construction of the Bossier City Project in accordance with the Plans and (b) after giving effect to the requested Disbursement, the funds in the Construction Disbursement Account are sufficient to pay for the anticipated costs to complete the Bossier City Project in accordance with the Construction Disbursement Budget, as amended, and the Project Architect is not aware at this time of any other expenses that the Company will need to incur in order to cause the Bossier City Project to be Operating on or before its Operating Deadline.

     The foregoing representations, warranties and certifications are true and correct and Independent Construction Consultant is entitled to rely on the foregoing in authorizing and making the Disbursement.




                                     E-8


       Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Cash Collateral and Disbursement Agreement


                        KUHLMANN DESIGN GROUP, INC., a
                             Missouri Corporation



                                     By:
                                    Name:
                                    Title:




                                     E-9

           EXHIBIT F TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
             CONSTRUCTION DISBURSEMENT REQUEST AND CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                        Commerce Building, 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

    Re:     Construction Disbursement Request No.            - under Cash
            Collateral and Disbursement Agreement Amount Requested: $


                            Ladies and Gentlemen:

     Casino Magic of Louisiana, Corp., a Louisiana corporation (the "COMPANY") hereby submits this Construction Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, to which you are a party (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The Company hereby requests that you, in your capacity under the Disbursement Agreement,
authorize the Disbursement Agent to make a disbursement of $     for Max Foote
Hard
Costs,  $          for  Bellows  Hard  Costs  and  $       for Soft Costs (the
"DISBURSEMENT")  from  the  Construction  Disbursement  Account to Account No.
at                                (the "DISBURSED FUNDS ACCOUNT"), so that the
Company  may  distribute  checks  drawn
on the Disbursed Funds Account to the parties identified on SCHEDULE 1 attached hereto and in the respective amounts listed for such parties on SCHEDULE 1.

     In connection with the requested Disbursement, the Company represents, warrants and CERTIFIES

     1 . Schedule 1 accurately lists each party for whom payment is requested and a description of the purpose of such payment, specifying the line item relating to each such payment. In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder,
Schedule I also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment. The information set forth in
Schedule  I  is  true,  correct  and  complete.

                                     F-1

     2. [FOR HARD COST DISBURSEMENTS ONLY] The Company has delivered to the Independent Construction Consultant (a) duly executed conditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Bossier City Project (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonably withheld) for all Disbursements identified on this Disbursement Request and (b) duly executed acknowledgments of payment and unconditional (except as to Retainage Amounts) lien releases, in form and substance satisfactory to Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as Disbursement Agent determines to have been reasonably withheld).

     3.       The Construction Disbursement Budget presently in effect for the
Bossier  City  Project  is  dated                             and includes all
amendments through Construction Disbursement Budget Amendment No.            .
Said Construction Disbursement Budget accurately sets forth the anticipated Construction through the date that the Bossier City Project is Operating.

     4. After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, and, in the event any Advance Disbursements have been made and have not otherwise been documented as required, such Advance Disbursement from the Construction Disbursement Account, there are sufficient Available Funds to pay for the anticipated costs described in paragraph 3 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Company does not believe that any other expenses will need to be paid or incurred by the Company in order to cause the Bossier City Project to be Operating on or before its Operating Deadline.

     5. There is no Event of Default under the Indenture or the Disbursement Agreement or any event, omission or failure of a condition which would constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     6. [FOR HARD COST DISBURSEMENTS ONLY] As of the date hereof, the Company has submitted to the Independent Construction Consultant all Plans applicable to the Disbursement requested herein which, as of the date hereof, constitute Final Plans. The construction performed as of the date hereof is in accordance with the Plans for the Bossier City Project and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials. Further, all disbursements requested under this Disbursement Request are for the Payment of Construction Expenses incurred for work consistent with Plans which the Company reasonably believes ultimately will become Final Plans and which will permit the Company to complete construction of the Bossier City Project on or before the Operating Deadline.

     7. All Disbursements previously requested by Company and made by Disbursement Agent into the Disbursed Funds Account have been disbursed by the Company in substantially the manner certified by the Company in the applicable Construction Disbursement Request .

     8. The Company has delivered to the Independent Construction Consultant copies of all Contracts for the Bossier City Project with payment obligations of at least Fifty Thousand ($50,000)

                                     F-2

and, with respect to each such Contract: (i) a consent to collateral assignments in the form attached hereto as EXHIBIT Jsigned by the third-party Contractor under each such Contract; and (ii) copies of such performance and payment bonds (naming the Company and Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract.



     9. [FOR DISBURSEMENTS IMMEDIATELY FOLLOWING COMPLETION OF ANY FOUNDATION FOR ANY BUILDING WITHIN THE BOSSIER CITY PROJECT] The Company shall have delivered to the Independent Construction Consultant, on a building by building basis, a foundation endorsement from the Title Company insuring that the foundations for each building within the Bossier City Project are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and does not encroach on any easements or violate any covenants, conditions or restrictions of record.

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

     [FOR HARD COST DISBURSEMENTS ONLY] Attached to this Disbursement Request are certificate(s) from the Max Foote, for Max Foote Hard Costs, if any, Bellows for Bellows Hard Costs, if any, and the Project Architect.



CASINO  MAGIC  OF  LOUISIANA,  CORP.,
a  Louisiana  corporation



By:
Name:
Title:



By:
Name:
Title:



Received  and  Reviewed:



2ND  OPINION,  INC.,
a  Louisiana  corporation



By:
Name:
Title:



                                     F-3

              SCHEDULE 1 TO DISBURSEMENT REQUEST AND CERTIFICATE
                                [attach form]


                                     F-4

                            EXHIBIT 1 TO EXHIBIT F

              CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
              (DISBURSEMENT REQUEST FOR CONSTRUCTION EXPENSES)

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



Re:          Disbursement  Request  No.              Under Cash Collateral and
Disbursement
     Agreement  of  Casino  Magic  of  Louisiana,  Corp.  (the  "COMPANY")

Ladies  and  Gentlemen:

The undersigned (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above referenced Disbursement Request and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Cash Collateral and Disbursement Agreement.

     2. [HARD COSTS ONLY] The Independent Construction Consultant has received from the Company all Plans applicable to the Disbursement requested pursuant to the Disbursement Request and, in the Independent Construction Consultant's professional opinion, the construction performed as of the date hereof is in accordance with the Plans and the disbursement is appropriate in light of the percentage of construction completed and the amount of stored materials. Further, all disbursements requested under this Disbursement Request are from the Payment of Hard Costs incurred for work consistent with Plans which will pen-nit the Company to complete construction of the Bossier City Project on or before the Operating Deadline.

     3. The Independent Construction Consultant has reviewed all disbursements made from the Construction Disbursement Account and compared the documentation supporting the disbursements with the Construction Disbursement Budget category and confirms that the total disbursements to date in such category do not exceed the budgeted amount for such category.

     4. The Independent Construction Consultant does not dispute the appropriateness of any item or items the value of which exceeds One-Hundred Thousand Dollars ($100,000) funded with the proceeds of a previous Construction Disbursement Request.

     5. The Construction Disbursement Budget accurately sets forth the anticipated costs of
Completion of the Bossier City Project through the date that the Bossier City Project is Operating.

     6. After giving effect to the requested disbursement from the Construction Disbursement

                                     F-5

Account and the payments contemplated from the Disbursed Funds Account in connection therewith, there are sufficient Available Funds to pay for the anticipated costs to complete construction of the Bossier City Project (and component parts thereof) in accordance with the aggregate amounts (and line items set forth in the Construction Disbursement Budget), and the Independent Construction Consultant is not aware of any other expenses that will be needed to be paid or incurred by the Company in order to cause the Bossier City
Project  to  be  Operating  on  or  before  its  Operating  Deadline.

     7. Pursuant to its duties under the Disbursement Agreement and that certain side letter from the Independent Construction Consultant in favor of the Company and the Trustee, the Independent Construction Consultant has inspected the Bossier City Project within the previous four weeks of the date of this certificate.

     8. [FINAL DISBURSEMENT ONLY] The Bossier City Project is complete in accordance with the Plans and all applicable building laws, ordinances and regulations and was Operating on or before April 30, 1997, and continues to be Operating as of the date hereof.

     9. [FOR HARD COSTS ONLY] The Independent Construction Consultant has received (a) duly executed conditional lien releases from all contractors, subcontractors, suppliers and materialmen having provided work, materials and/or services constituting completed construction or stored materials relating to the Bossier City Project (except as to Retainage Amounts and such amounts as the Independent Construction Consultant determines to have been reasonable withheld) for all Disbursements identified on the Disbursement Request and (b) duly executed acknowledgments of payment and unconditional (except as to Retainage Amounts) lien releases, in form and substance satisfactory to Independent Construction Consultant, from all payees identified on the previous Disbursement Request for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Contractor from previous Disbursement Requests (except as to Retainage Amounts and such amounts as Disbursement Agent determines to have been reasonably withheld).

     10. The Independent Construction Consultant has received from the Company copies of all Contracts for the Bossier City Project with payment obligations of at least Fifty Thousand Dollars (50,000) and, with respect to each such Contract: (i) a consent to collateral assignments in the formattached hereto as EXHIBIT Jsigned by the third-party Contractor under each such Contract; and (ii) copies of such performance and payment bonds
(naming the Company and Trustee as additional insureds), if any, as the Company may require to be provided to the Company pursuant to any Contract.

     11. [FOR DISBURSEMENTS IMMEDIATELY FOLLOWING COMPLETION OF ANY FOUNDATION FOR ANY BUILDING WITHIN THE BOSSIER CITY PROJECT] The Independent Construction Consultant shall have received a copy of a foundation endorsement, on a building by building basis, from the Title Company insuring that the foundations for each building within the Bossier City Project are constructed wholly within the boundaries of the Property then owned in fee simple by the Company and that such foundation(s) does not encroach on any easements or violate any covenants, conditions or restrictions of record.


                                     F-6

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.



                              2ND OPINION, INC.,
                           a Louisiana corporation



                                     By:
                                    Name:



                                     F-7

                            EXHIBIT 2 TO EXHIBIT F

                      CERTIFICATE OF GENERAL CONTRACTOR
              (DISBURSEMENT REQUEST FOR CONSTRUCTION EXPENSES)

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

Re:          Disbursement  Request  No.              Under Cash Collateral and
Disbursement
     Agreement  of  Casino  Magic  of  Louisiana  Corp.  (the  "COMPANY")

Ladies  and  Gentlemen:

[W.S. Bellows Construction Corporation][Max Foote Construction Company] (the "GENERAL
CONTRACTOR")  hereby  certifies  as  follows:

1. The General Contractor has reviewed the above referenced Disbursement Request and
the  Cash  Collateral and Disbursement Agreement dated                 , 1996,
to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Cash Collateral and Disbursement Agreement and to provide the certification contained herein.

     2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 2, 3, 4, and 6 of the above-referenced Disbursement Request.

     3. The General Contractor hereby certifies that to the best of its knowledge, the Bossier City Project may be constructed in accordance with its Construction Disbursement Budget presently in effect.

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.



                                     F-8

       Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Cash Collateral and Disbursement Agreement.



         [W.S. BELLOWS CORPORATION] [MAX FOOTE CONSTRUCTION COMPANY]

                                     By:
                                    Name:
                                    Title:



                                     F-9

                            EXHIBIT 3 TO EXHIBIT F

                       CERTIFICATE OF PROJECT ARCHITECT
                          (DISBURSEMENT REQUEST )

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

Re:          Disbursement  Request No.               Under Cash Collateral and
Disbursement
     Agreement  of  Casino  Magic  of  Louisiana  Corp.  (the  "COMPANY")

Ladies  and  Gentlemen:

Kuhlmann design Group, Inc. (the "PROJECT ARCHITECT") hereby certifies as follows:

     1. The Project Architect has reviewed the above referenced ' Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Cash Collateral and Disbursement Agreement and to provide the certification contained herein.

     2. The Project Architect hereby certifies and confirms the accuracy of the certifications contained in paragraphs 1, 2, 3, 4, and 6 of the above-referenced Disbursement Request.

     3. The Project Architect hereby certifies that to the best of its knowledge, the Bossier City Project may be constructed in accordance with its Construction Disbursement Budget presently in effect.

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.

                                     F-10

       Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Cash Collateral and Disbursement Agreement.



                        KUHLMANN DESIGN GROUP, INC., a
                             Missouri Corporation



                                     By:
                                    Name:
                                    Title:
                                    Title:



                                     F-11

          EXHIBIT F-2 TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                ADVANCE DISBURSEMENT REQUEST AND CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



   Re:     Advance Disbursement Request No.                      Under Cash
                                  Collateral
                            and Disbursement Agreement
                                Amount Requested: $


                            Ladies and Gentlemen:

     Casino Magic of Louisiana, Corp. a Louisiana corporation (the "Company") hereby submits this Advance Disbursement Request and Certificate (the
"Disbursement Request") pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996 to which you are a party (the "Disbursement Agreement"). Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The Company hereby requests that you, in your capacity under the Disbursement Agreement, authorize the disbursement Agent to make a disbursement of $
          [amount not to exceed $250,000] from the Construction Disbursement Account to Account No.
At                                                       (the "Disbursed Funds
Account").

     The Company hereby represents, warrants and certifies that (a) amounts disbursed pursuant to this Disbursement Request shall be used solely for the payment of Soft Costs and/or deposits for the purchase of equipment for the Bossier City Project, (b) there is no Event of Default under the Indenture of the Disbursement Agreement or any event, omission or failure of a condition which would constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both, (c) in the event that any Advance Disbursements have previously been made, the Company has provided the same supporting documentation as is required under the Disbursement Agreement with respect to other Construction Disbursement Requests within 15 days after such Advance Disbursement was made and (d) the amount of the requested Disbursement hereunder together with Advance Disbursements previously made to the Company which have not otherwise been documented as required in subsection (c) hereof, do not exceed the amount of $250,000.


                                     F-12

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the disbursement.



                      CASINO MAGIC OF LOUISIANA, CORP.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:



                                     By:
                                    Name:
                                    Title:



                                     F-13

           EXHIBIT G TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

                   Re:     Casino Magic of Louisiana, Corp.
        Amendment No.                          to Construction Disbursement
                       Budget for Bossier City Project


                            Ladies and Gentlemen:

     Casino Magic of Louisiana, Corp., a Louisiana corporation ("THE COMPANY") requests that the Construction Disbursement Budget for the Bossier City Project (the "CONSTRUCTION DISBURSEMENT BUDGET") be amended as set forth on
SCHEDULE 1 to this certificate. This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996 (the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested Construction Disbursement Budget amendment, the Company hereby represents, warrants and certifies as follows:

     1.          The  proposed  amendment is set forth in SCHEDULE 1 hereto,

     2. The following circumstances resulted in the reasonable necessity of the proposed amendment:


     3. The circumstances described in paragraph 3 above were not reasonably anticipated by the Company in preparing the Construction Disbursement Budget for the following reasons:

     4. The Construction Disbursement Budget in effect immediately prior to the proposed amendment is attached to this Construction Disbursement Budget Amendment Certificate as SCHEDULE 2,and the Construction Disbursement Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Construction Disbursement Budget Amendment as SCHEDULE 3.


     5. immediately following the proposed amendment: (i) the Construction Disbursement Budget will include all costs to be incurred in causing the Bossier City Project to be Operating; (ii) the funds in the Construction Disbursement Account will be sufficient to cause the Bossier City Project to be Operating (and the component parts hereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget.

     6.          [If  any line item on the Construction Disbursement Budget is
reduced] The work represented by the line item entitled                   will
be completed for a total cost of $.          , which amount is less than $
               [should correspond to $ amount set forth in the Construction Disbursement Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment to another line item.

     7. The construction performed as of the date hereof is in accordance with the Plans. The undersigned have no reason to believe that the date on which the Bossier City Project will become Operating will not occur on or prior to its Operating Deadline.

     8. There is no Event of Default under the Indenture or the Disbursement Agreement any event, omission or failure of a condition which could constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     The undersigned certifies that the Construction Disbursement Budget amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

      Attached to this Construction Disbursement Budget Amendment Certificate are certificates from the Independent Construction Consultant, the Project
                      Architect, Bellows and Max Foote.



                      CASINO MAGIC OF LOUISIANA, CORP.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:



                                     By:
                                    Name:
                                    Title:



                           Received and Reviewed:

                              2ND OPINION, INC.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:

           SCHEDULE 1 TO CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT



             Amendment No. - to Construction Disbursement Budget.



                         1. Increases to Line Items:

                    The following line item is increased:

                           Old Amount of Line Item:

                             Amount of Increase:

                           New Total For Line Item:

                        Source of Funds For Increase:
                                    Amount
                                    Source
                               Realized Savings
                              Additional Revenue
                           Allocation of Funds from
                          Completion Reserve Account
                                              Total


                       II.     Decreases to Line Items:

                    The following line item is decreased:
                           Old Amount of Line Item:
                             Amount of Decrease:
                           New Amount of Line Item:
                      Reason For Decrease of Line Item:
                               Realized Savings
             III.     New Construction Disbursement Budget Totals

             a.     The total Construction Disbursement Budget for the
                            Bossier City Project is now:   $
                    b.     The amount disbursed to date for the
                            Bossier City Project is now:   $
                  c.     Remaining amounts to be spent:         $
                    d.     Available Funds for the Bossier City
                                   Project:        $

              Item d should be greater than or equal to item c.






                                     G-5

     SCHEDULE 2 TO CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT CERTIFICATE
                EXISTING  CONSTRUCTION DISBURSEMENT BUDGET'


                    1   (OR PORTION THEREOF BEING AMENDED)


                                     G-6

     SCHEDULE 3 TO CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT CERTIFICATE
                  REVISED CONSTRUCTION DISBURSEMENT BUDGET





                                     G-7

                            EXHIBIT 1 TO EXHIBIT G

             CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                 CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

Re:     Construction Disbursement Budget Amendment Certificate dated
                                          1
         199-     of Casino Magic of Louisiana, Corp. (the "COMPANY")

                            Ladies and Gentlemen:

2nd Opinion, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1. The Independent Construction Consultant has reviewed the above referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party (the "Disbursement Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

     2. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in paragraphs 1, 4, 5, 6 and 7 of the above-referenced Construction Disbursement Budget Amendment Certificate.

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

2ND  OPINION,  INC.,
a  Louisiana  corporation



By:
Name:
Title:






                                     G-8

                            EXHIBIT 2 TO EXHIBIT G

                     CERTIFICATE OF GENERAL CONTRACTOR
                 CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

     Re:     Construction Disbursement Budget Amendment Certificate dated
         199-     of Casino Magic of Louisiana, Corp. (the "COMPANY")

                            Ladies and Gentlemen:

The  undersigned  (the  "GENERAL  CONTRACTOR")  hereby  certifies  as follows:

     1. The General Contractor has reviewed the above referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Budget Amendment Certificate that are incorporated by reference from the Cash Collateral and Disbursement Agreement, and to provide the certification contained herein.

     2. The General Contractor hereby certifies and confirms that with respect to that portion of the amendment relating to [Max Foote] [Bellows] Hard Costs, the accuracy of the certifications in paragraphs 1, 4, 5, 6 and 7 of the above-referenced Construction Disbursement Budget Amendment Certificate.

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.




                                     G-9

       Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.


       [W.S. BELLOWS CONSTRUCTION CORPORATION] [MAX FOOTE CONSTRUCTION
                                   COMPANY]



                                     By:
                                    Name:
                                    Title:






                                     G-10

                            EXHIBIT 3 TO EXHIBIT G

                      CERTIFICATE OF PROJECT ARCHITECT
                 CONSTRUCTION DISBURSEMENT BUDGET AMENDMENT

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

     Re:     Construction Disbursement Budget Amendment Certificate dated
           199- of Casino Magic of Louisiana, Corp. (the "COMPANY")

                            Ladies and Gentlemen:

Kuhlmann design Group, Inc. (the "PROJECT ARCHITECT") hereby certifies as follows:

     1. The Project Architect has reviewed the above referenced Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party to the extent necessary to understand the defined terms contained herein and in the Construction Disbursement Budget Amendment
Certificate that are incorporated by reference from the Cash Collateral and Disbursement Agreement and to provide the certification contained herein.

     2. The Project Architect hereby certifies and confirms that with respect to that portion of the amendment relating to Hard Costs, the accuracy of the certifications contained in paragraphs 1, 4, 5, 6 and 7 of the above-referenced Construction Disbursement Budget Amendment Certificate.

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent and the Independent Construction Consultant are entitled to rely on the foregoing relative to the amendment to the Construction Disbursement Budget.






                                     G-11

       Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.


                        KUHLMANN DESIGN GROUP, INC., a
                             Missouri Corporation



                                     By:
                                    Name:
                                    Title:






                                     G-12

           EXHIBIT H TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                       CONTRACT AMENDMENT CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033



    Re:     Casino Magic of Louisiana, Corp. (the "COMPANY") Amendment No.
          to Contract dated                            between the Company
                                 ("CONTRACT")
                and                              (the "CONTRACTOR")


                            Ladies and Gentlemen:

     The Company requests that the above-referenced Contract be amended as set
forth  onSCHEDULE  1to  this  certificate.   This certificate is delivered
pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996 (the "DISBURSEMENT AGREEMENT"), to which you are a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested Contract amendment, the Company hereby represents, warrants and certifies as follows:

     1  .     After giving effect to such amendment (and any related amendment to  the  Construction
Disbursement  Budget  for  the  Bossier  City  Project):

     (a) Such Construction Disbursement Budget will continue to call for construction of improvements constituting the Bossier City Project;

     (b) If the amendment will effect a reduction in the scope of the work to be performed by Contractor, then the work eliminated from the scope of work either (i) is not necessary to complete the Bossier City Project, or (ii) to the extent necessary for the completion of the Bossier City Project, will be completed by the contractors set forth below under the new or amended contracts described below. Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby.

          Work                         Contractor
 Contract






                                     H-1

     (c) The Company will continue to be able to complete the work within the line items pertaining to the Contract: (i) in a timely manner so as to permit the date on which the Bossier City Project becomes Operating to occur on or prior to its Operating Deadline; and (ii) within the aggregate amounts specified for the line item on its Construction Disbursement Budget.

     2. There is no Event of Default under the Indenture or the Disbursement Agreement or any event, omission or failure of a condition which could constitute an Event of Default under the Indenture or the Disbursement Agreement after notice or lapse of time or both.

     The undersigned certifies that this Contract Amendment Certificate is authorized hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

     Attached to this Contract Amendment Certificate is a certificate from the Independent Construction Consultant [FOR CONTRACTS RELATING TO HARD COSTS ONLY] [and a certificate from each of Bellows, Max Foote and the Project Architect].

CASINO  MAGIC  OF  LOUISIANA,  CORP.
a  Louisiana  corporation



By:
Name:
Title:



By:
Name:
Title:



Received  and  Reviewed:

2ND  OPINION,  INC.,
a  Louisiana  corporation



By:
Name:
Title:






                                     H-2

                 SCHEDULE 1 TO CONTRACT AMENDMENT CERTIFICATE
                   (COPY OF EXECUTED CONTRACT AMENDMENT)






                                     H-3

                            EXHIBIT I TO EXHIBIT H

             CERTIFICATE OF INDEPENDENT CONSTRUCTION CONSULTANT
                             CONTRACT AMENDMENT



                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

    Re:     Casino Magic of Louisiana, Corp. (the "COMPANY") Amendment No.
      to Contract dated                  (the "CONTRACT") between the Company
                 and                               ("CONTRACTOR")


                            Ladies and Gentlemen:

2nd Opinion, Inc. (the "INDEPENDENT CONSTRUCTION CONSULTANT") hereby certifies as follows:

     1 . The Independent Construction Consultant has reviewed the above referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement dated August 22, 1996, to which the Company is a party.
 Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Cash Collateral and Disbursement Agreement.

     2. The Independent Construction Consultant hereby certifies and confirms the accuracy of the certifications in paragraph I of the above-referenced Contract Amendment Certificate.

     The foregoing representations, warranties and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.


2ND  OPINION,  INC.,
a  Louisiana  corporation



By:
Name:
Title:






                                     H-4

                            EXHIBIT 2 TO EXHIBIT H

                     CERTIFICATE OF GENERAL CONTRACTOR
                            CONTRACT AMENDMENT

                                    [Date]



                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112

                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

     Re:    Casino Magic of Louisiana Corp. (the "COMPANY") Amendment No.
     to Contract dated                    (the "CONTRACT") between the Company
                  and                              ("CONTRACTOR")

                            Ladies and Gentlemen:

   The undersigned (the "GENERAL CONTRACTOR") hereby certifies as follows:

   1.     The General Contractor has reviewed the above referenced Contract
                                  Amendment
 Certificate and the Cash Collateral and Disbursement Agreement dated  1996, to which the Company is a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Cash Collateral and Disbursement
        Agreement, and to provide the certification contained herein.

  2. The General Contractor hereby certifies and confirms the accuracy of the certifications in paragraph I of the above-referenced Contract Amendment
   Certificate, as such certifications relate to [Max Foote] [Bellows] Hard
                                    Costs.

   The foregoing representations, warranties and certifications are true and correct and the Independent Construction Consultant and the Disbursement Agent
    are entitled to rely on the foregoing relative to the amendment to the
                                  Contract.






                                     H-5

       Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Cash Collateral and Disbursement Agreement.

       [W.S. BELLOWS CONSTRUCTION CORPORATION] [MAX FOOTE CONSTRUCTION
                                   COMPANY]



                                     By:
                                    Name:
                                    Title:






                                     H-6

                            EXHIBIT 3 TO EXHIBIT H

                      CERTIFICATE OF PROJECT ARCHITECT
                            CONTRACT AMENDMENT

                                    [Date]



                     First National Bank of Commerce, as
                                Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112


                            2nd Opinion, Inc., as
                       Independent Construction Consultant
                                 PO Box 74382
                          Metairie, Louisiana 70033

Re:    Casino Magic of Louisiana Corp. (the "COMPANY") Amendment No.       to
          Contract dated            (the "CONTRACT") between the Company
                       and                    ("CONTRACTOR")

                            Ladies and Gentlemen:

   Kuhlmann design Group, Inc. (the "PROJECT ARCHITECT") hereby certifies as follows:

    1.     The Project Architect has reviewed the above referenced Contract
                                  Amendment
  Certificate and the Cash Collateral and Disbursement Agreement dated 5 1996, to which the Company is a party to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Cash Collateral and Disbursement
        Agreement, and to provide the certification contained herein.

2. The Project Architect hereby certifies and confirms the accuracy of the certifications contained in paragraph I of the above-referenced Contract
      Amendment Certificate, as such certifications relate to Hard Cost.

   The foregoing representations, warranties and certifications are true and correct and Independent Construction Consultant and Disbursement Agent are
 entitled to rely on the foregoing relative to the amendment to the Contract.



                                     H-7

       Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Cash Collateral and Disbursement Agreement.


                        KUHLMANN DESIGN GROUP, INC., a
                             Missouri Corporation



                                     By:
                                    Name:
                                    Title:






                                     H-8

           EXHIBIT I TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT ESCROW DISBURSEMENT REQUEST AND CERTIFICATE
                                    [Date]


                     First National Bank of Commerce, as
                               Disbursement Agent
                           Corporate Trust Division
                         Commerce Building 16th Floor
                              821 Gravier Street
                         New Orleans, Louisiana 70112



        Re:     Escrow Disbursement Request No.                 under
                    Cash Collateral and Disbursement Agreement
                               Amount Requested: $

Ladies  and  Gentlemen:

     Casino Magic of Louisiana, Corp., a Louisiana corporation (the "COMPANY") hereby submits this Escrow Disbursement Request and Certificate (the "DISBURSEMENT REQUEST") pursuant to that certain Cash Collateral and Disbursement Agreement dated August 22, 1996, to which you are a party (the "DISBURSEMENT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

     The Company hereby requests that you, in your capacity as disbursement agent under the Disbursement Agreement disburse $
(the  "DISBURSEMENT")  from  the  Escrow
Account  to  Account  No.                 at                            , (the
"DISBURSED  FUNDS  ACCOUNT").

     In connection with the requested Disbursement, the Company represents, warrants and certifies as follows:

     1. The voters of both Bossier Parish and Caddo Parish have approved the continuation of riverboat gaming pursuant to the Louisiana Referendum and attached hereto is a copy of a letter of counsel to the Company confirming such fact.

     2. The Company will use all funds disbursed pursuant to this Disbursement pursuant to the requirements of SECTION 4.10 of the Indenture.


                                     I-1

     The foregoing representations, warranties and certifications are true and correct and Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Disbursement.


                      CASINO MAGIC OF LOUISIANA, CORP.,
                           a Louisiana corporation



                                     By:
                                    Name:
                                    Title:



                                     By:
                                    Name:
                                    Title:






                                     I-2

           EXHIBIT J TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
            FORM OF CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT


  THIS CONTRACTING PARTY'S CONSENT TO ASSIGNMENT (the "Consent") is made as
                  of     , 199_, by     , a     corporation
 (the     "CONTRACTING PARTY"), whose address is          , for the benefit of
                                    First
  Union Bank of Connecticut, as trustee for the benefit of the holders of the Notes (the "TRUSTEE"), whose address is 10 State House Square, 2nd Floor CT
 5845. 765 Broad Street, Hartford, Connecticut 061033690, Attention: Corporate
                              Trust Department.

                                   RECITALS

     A. NOTES. Pursuant to that certain Indenture dated as of August 22, 1996, by and among Casino Magic of Louisiana, Corp., a Louisiana corporation, as issuer, (the "COMPANY"), , and Jefferson Casino Corp. a Louisiana corporation (the "GUARANTOR") as guarantor, and the Trustee, as trustee (the "INDENTURE"), the Company has issued $115,000,000 principal amount of its First Mortgage Notes due 2003 with Contingent Interest (the "SERIES A Notes" and, together with the Series B Notes issued in exchange therefor, the "NOTES"). All defined terms used herein and not otherwise defined, shall have the meanings set forth in the Indenture. The proceeds of the Notes, minus certain debt financing costs, have been deposited into an escrow account maintained by Disbursement Agent ("DISBURSEMENT AGENT") pursuant to a Cash Collateral and Disbursement Agreement ("CASH COLLATERAL
AGREEMENT") of even date with the Indenture among First National Bank of Commerce, as Disbursement Agent (the "DISBURSEMENT AGENT"), the Trustee and the Company.

B. SECURITY.The Company must use the proceeds of the Notes disbursed pursuant to the Cash Collateral and Disbursement Agreement for the construction of the Bossier City Project (as defined in the Disbursement Agreement). Contracting Party and the Company. are parties to that certain [NAME CONTRACT] dated as
of                                                     , 1996 (the "CONTRACT")
relating to the construction or operation of the Bossier City Project. The Company. has executed a Collateral Assignment collaterally assigning all of the Company's right, title and interest in and to, among other things, the Contract (the "COLLATERAL ASSIGNMENT"), dated of even date with the Indenture, in favor of Trustee, in order to secure the obligations of the Company under, among other documents, the Notes, the Guarantees and the Indenture (the "OBLIGATIONS").


                                   CONSENT

      NOW THEREFORE, for good and valuable consideration, receipt of which is hereby
              acknowledged, Contracting Party agrees as follows:

     1. CONSENT TO ASSIGNMENT. Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Bossier City Project. Contracting Party hereby consents to the assignment thereof by the Company to Trustee as provided in the Collateral Assignment and this Consent.

          2. THE COMPANY'S DEFAULT UNDER CONTRACT. If the Company defaults under the

                                     J-1
Contract, before exercising any remedy, Contracting Party shall deliver to Trustee at its address set forth above, by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same.
 If the Company fails to cure the default within the time permitted under the Contract, then Trustee shall have an additional 30 days after the expiration of the time permitted under the Contract (but in no event less than an additional 30 days after the receipt by Trustee of said notice from Contracting Party) within which Trustee shall have the right, but not the obligation, to cure such default. Contracting Party's delivery of such a notice of default to Trustee and their failure to cure the same within the said additional period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such default, except that Contracting Party shall not be required to continue performance under the Contract for the said additional period, unless and until Trustee agrees to pay Contracting Party for that portion of the work, labor and materials rendered during the said period.

     3. COMPANY'S DEFAULT UNDER OBLIGATIONS. If Trustee gives written notice to Contracting Party that the Company. has defaulted under the Obligations and requests that Contracting Party continue its performance under the Contract, Contracting Party shall thereafter perform for Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered thereunder, including payment of any sums due to Contracting Party for work performed up to and including the date of the Company's default.

     4. PERFORMANCE FOR TRUSTEE.If Trustee (a) cures any default by the Company pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party that the Company has defaulted under the Collateral Documents pursuant to Paragraph 3 above, (c) becomes the owner of the Bossier City Project, (d) undertakes to complete the construction of the Bossier City Project pursuant to its rights under the Collateral Documents, or (e) following an Event of Default, otherwise requires the performance of Contracting Party's obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Bossier City Project, without the payment of any additional fees or charges to Contracting Party.

     5. AMENDMENTS AND CHANGE ORDERS. Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party's obligations under the Contract unless (a) such change is commercially reasonable and (b) Disbursement Agent consents to such change in writing, or such change is otherwise expressly permitted by the Disbursement Agreement, and that it will not perform any work pursuant to any change order or directive unless the same is issued and executed in accordance with the terms and conditions of the Contract.

          6. LIST OF SUBCONTRACTING PARTIES.Upon the written request of Trustee at any time and from time to time, Contracting Party shall furnish to Trustee a current list of all Persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontractor agreement, and the respective amounts, if any, owed by Contracting Party related thereto.






                                     J-2

     7. REPRESENTATIONS AND WARRANTIES.Contracting Party represents and warrants to Trustee that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of contracting Party and is enforceable in accordance with its terms, (d) there have been no prior assignments of the Contract, and (e) all covenants, conditions and agreements of the Company and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

     8. APPLICATIONOF FUNDS. Nothing herein imposes or shall be construed to impose upon Trustee any duty to direct the application of any proceeds of the Notes, and Contracting Party acknowledges that Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

          9. ACKNOWLEDGMENT OF INDUCEMENT.Contracting Party is executing this consent to induce the purchasers of the Notes to purchase the Notes. Contracting Party understands that the purchasers of the Notes would not advance such funds and make such purchases but for Contracting Party's execution and delivery hereof.

          10. GOVERNING LAW.This Consent shall be governed by the laws of the State of Louisiana.

     IN WITNESS WHEREOF, Contracting Party has executed this Consent as of the date first above written.


CONTRACTING  PARTY:



By:
Name:
Title:






                                     J-3

           EXHIBIT K TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                 [ATTACH FORM OF MECHANIC'S LIEN ENDORSEMENT]


                                     K-1

           EXHIBIT L TO CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                                    199-

SEI Fund Resources, a Delaware business trust, as administrator of the Marquis
   Funds, a Massachusetts business trust and the issuer of the Marquis Funds
                    Treasury Securities Money Market Fund
                             680 Swedesford Road
                          Wayne, Pennsylvania 19087
     Attention:     Jeff Cohen, Fund Accountant (fax number 610-989-6046)

  Re:      Pledge of Shares of Marquis Funds Treasury Securities Money Market
                             Fund (the "ISSUER")
                            Dear Fund Accountant:

This letter shall provide you with irrevocable instructions concerning account number of the Marquis Funds Treasury Securities Money Market Fund, and all shares of beneficial interest of the Issuer and other assets and investments from time to time credited thereto or deposited therein (collectively, the "ACCOUNT"). Said Account shall be registered in the name of Casino Magic of
  Louisiana, Corp. (the "SHAREHOLDER").  The Shareholder hereby certifies and agrees as follows:

     1. The Shareholder has pledged and granted a security interest (the "PLEDGE")in the Account, together with all shares of beneficial interest of the Issuer credited thereto and all assets, investments, interest, dividends, gains, income, reinvestments and other proceeds, to First Union Bank of Connecticut (the "TRUSTEE"), in its capacity as trustee under that certain Indenture dated as of August 22, 1996 among the Shareholder., Jefferson Casino Corporation and First Union Bank of Connecticut and pertaining to the Shareholder's First Mortgage Notes due 2003 With Contingent Interest. In such capacity, the Trustee is referred to herein as the "PLEDGEE."

2. The Shareholder hereby represents to you that: (a) the Pledgee has designated First
National Bank of Commerce (the "AGENT") to serve as the Pledgee's designee and agent in order to perfect the security interest in favor of the Pledgee; and
(b) the Shareholder has not granted any security interest, right or claim in the Account to any Person other than the Pledgee.

     3. Accordingly, the Shareholder hereby irrevocably directs you to make such notations in the records pertaining to the Account as are necessary to reflect the Pledge, including the registration of the Account (and all shares, assets and other investments from time to time credited thereto or deposited therein) in the name of the Shareholder and the registration of the Pledge of the Account (and all shares, assets and other investments from time to time credited thereto or deposited therein) in the following name:

"First National Bank of Commerce, as agent for First Union Bank of Connecticut, in the latter's capacity as trustee under that certain Indenture dated as of August 22, 1996 among Casino Magic of Louisiana, Corp., Jefferson Casino Corporation and First Union Bank of Connecticut and pertaining to
Casino Magic of Louisiana, Corp.'s First Mortgage Notes due 2003 With Contingent Interest"

     4. The Shareholder hereby further irrevocably directs you to reinvest all dividends or distributions from net investment income and capital gains in additional shares of the Marquis Funds Treasury Securities Money Market Fund, subject to the Pledge. In addition, the Shareholder hereby irrevocably instructs you, notwithstanding any contrary instructions from the Shareholder, to follow only instructions received from the Agent, furnished in writing, concerning (a) the payment or reinvestment of dividends or distributions with respect to the Account and (b) the redemption, transfer, sale or any other disposition or transaction concerning the Account (and all shares, assets and other investments from time to time credited thereto or deposited therein) or the interest, dividends, gains and other income thereon.

          5. The Shareholder also irrevocably authorizes and directs you to send all notices,



                                     L-1

     statements and all other communications concerning the Account to the following address or such other address as may be specified in written instructions from the Agent:



                       First National Bank of Commerce,
                 as agent for First Union Bank of Connecticut
                           Corporate Trust Division
                        Commerce Building, 16th Floor
                         New Orleans, Louisiana 70112
                           Attn:     Denis Milliner
                     Re: Casino Magic of Louisiana, Corp.

     6. The Shareholder agrees that neither you, the Issuer or any of their respective partners, trustees, officers, employees or affiliates (collectively, the "ISSUER AFFILIATES") shall be liable for complying in good faith with the instructions contained herein or failing to comply with any contrary or inconsistent instructions that may subsequently be issued by the Shareholder. The Shareholder further agrees to hold harmless and indemnify each of the Issuer Affiliates against any claim or loss arising out of any actions or omissions taken by any Person in reliance on or compliance with the instructions and authorizations contained herein.

     7. The Shareholder agrees that the instructions contained herein may be revoked by the Shareholder only upon the receipt by you of the Agent's written consent to such revocation or written notification from the Agent that the Pledge has been terminated.

     8. This letter and any amendments, waivers, consents or supplements may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.



Very  truly  yours,

CASINO  MAGIC  OF  LOUISIANA,  CORP.



By:
Name:
Title:



cc: SEI Financial Services Corporation, Attn: Mark Cahn, Esq. (fax number 610-254-1040)
DST  Systems,  Inc.,  Attn:  Sal  DaRosa  (fax  number  816-843-5783)



GUARANTEE  OF  SIGNATURE

Authorized  Signature

By:
Title:
Dated:



                                     L-2


                           CONFIRMATION FROM ISSUER

     The undersigned hereby confirms the following for the benefit of the above-referenced Pledgee and Agent:

     (i) The undersigned is the administrator and agent for the Issuer in connection with (among other things) the registration of transfers and pledges of the Issuer's uncertificated securities, and the Issuer has been organized under the laws of a jurisdiction which has adopted Article 8 of the Uniform
Commercial Code pertaining to uncertificated securities, and said laws accordingly permit the undersigned to register a pledge of the Account in favor of the Pledgee by taking the steps in numbered paragraph 3 of the above letter.

     (ii) The undersigned shall comply, and shall cause the transfer and other agents of the Issuer to comply, with the instructions in the above
letter.        The  Pledge  has  been  registered  on
199-.

     (iii) Immediately after registration of the Pledge, there were no liens, restrictions or adverse claims (as to which the undersigned has a duty to disclose under the Uniform Commercial Code) to the Account, other than the Pledge.

Date:199



SEI  Fund  Resources,  a  Delaware  business  trust
By:
Name:
Title:



                                     L-3

            EXHIBIT M TO CASH COLLATERAL AND DISBURSEMENT ACCOUNT

                                     [attach pro forma title policy]
 Source and documentation (receipts for purchased goods) for Realized Savings are attached.



                                     M-1